As filed with the Securities and Exchange Commission on August 27, 1999
                                                       Registration Nos. 33-6930

                                                                        811-4728
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 -------------


                                   FORM N-1A
                            REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933                          [X]
                        Pre-Effective Amendment No.                          [ ]

                      Post-Effective Amendment No. 16                        [X]

                                     and/or

                            REGISTRATION STATEMENT
                                   Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 17                             [X]

                        (Check appropriate box or boxes)


                                 -------------

                     Phoenix-Oakhurst Income & Growth Fund
        (Exact Name of Registrant as Specified in Declaration of Trust)

                                 -------------


                        101 Munson Street, Greenfield, MA             01301
                    (Address of Principal Executive Offices)        (Zip Code)

         c/o Phoenix Equity Planning Corporation--Shareholder Services


                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                                 -------------

                               Pamela S. Sinofsky
                Assistant Vice President and Assistant Counsel
                       Phoenix Investment Partners, Ltd.
                              56 Prospect Street
                       Hartford, Connecticut 06115-0479
                    (name and address of Agent for Service)

                                 -------------

                  Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)


[X] immediately upon filing pursuant to paragraph (b)

[ ] on      pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)


[ ] on      pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on      pursuant to paragraph (a)(ii) of Rule 485.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Cross Reference Sheet Pursuant to Rule 495(a)
                        Under The Securities Act of 1933

                                    Part A:
                       Information Required in Prospectus

Item Number Form N-1A Part A                                 Prospectus Caption
----------------------------                                 ------------------
1.     Front and Back Cover Pages .......................   Cover Page, Back Cover Page

2.     Risk/Return Summary: Investments, Risks,
       Performance ......................................   Investment Risk and Return Summary

3.     Risk/Return Summary: Fee Table ...................   Fund Expenses

4.     Investment Objectives, Principal Investment
       Strategies, and Related Risks ....................   Investment Risk and Return Summary

5.     Management's Discussion of Fund Performance ......   Performance Tables

6.     Management, Organization, and Capital Structure ..   Management of the Fund

7.     Shareholder Information ..........................   Pricing of Fund Shares; Sales Charges; Your Account;
                                                            How to Buy Shares; How to Sell Shares; Things You
                                                            Should Know When Selling Shares; Account Policies;
                                                            Investor Services; Tax Status of Distributions

8.     Distribution Arrangements ........................   Sales Charges

9.     Financial Highlights Information .................   Financial Highlights

                                    Part B:
          Information Required in Statement of Additional Information

Item Number Form N-1A, Part B                                       Statement of Additional Information Caption
----------------------------                                        -------------------------------------------
10.        Cover Page and Table of Contents .....................   Cover Page, Table of Contents

11.        Fund History .........................................   The Fund

12.        Description of the Fund and Its Investment Risks .....   Investment Objectives and Policies; Investment
                                                                    Restrictions

13.        Management of the Fund ...............................   Management of the Fund

14.        Control Persons and Principal Holders of
           Securities ...........................................   Management of the Fund

15.        Investment Advisory and Other Services ...............   Services of the Adviser; The Distributor; Distribution
                                                                    Plans; Other Information

16.        Brokerage Allocation and Other Practices .............   Portfolio Transactions and Brokerage

17.        Capital Stock and Other Securities ...................   Other Information

18.        Purchase, Redemption, and Pricing of Shares ..........   Net Asset Value; How to Buy Shares; Investor Account
                                                                    Services; Redemption of Shares; Tax Sheltered
                                                                    Retirement Plans

19.        Taxation of the Fund .................................   Dividends, Distributions and Taxes

20.        Underwriters .........................................   The Distributor

21.        Calculation of Performance Data ......................   Performance Information

22.        Financial Statements .................................   Financial Statements

                                     Part C
Information required to be included in Part C is set forth under the appropriate
          Item, so numbered, in Part C of this Registration Statement.

Phoenix Investment Partners
---------------------------

                           Prospectus

                                           August 27, 1999

                                       Neither the Securities and Exchange
                                       Commission nor any state securities
                                       commission has approved or disapproved of
Oakhurst(SM)                           these securities or determined if this
                                       prospectus is truthful or complete. Any
Phoenix-Oakhurst                       representation to the contrary is a
Income & Growth Fund                   criminal offense.

                                       This prospectus contains important
                                       information that you should know before
                                       investing in Phoenix-Oakhurst Income &
                                       Growth Fund.

                                       Our distinctive managers'
                                       names are now part of our
                                       Fund names. Please note the
                                       name of your Fund is now
                                       Phoenix-Oakhurst Income &
                                       Growth Fund. Look for it
                                       under the Phoenix-Oakhurst
                                       heading in newspapers.

[PHOENIX LOGO]
PHOENIX
INVESTMENT PARTNERS

                                   Table of Contents
----------------------------------------------------


  Investment Risk and Return Summary .........  1
  Fund Expenses ..............................  6
  Management of the Fund .....................  7
  Pricing of Fund Shares .....................  8
  Sales Charges ..............................  9
  Your Account ............................... 11
  How to Buy Shares .......................... 13
  How to Sell Shares ......................... 13
  Things You Should Know When
   Selling Shares ............................ 14
  Account Policies ........................... 15
  Investor Services .......................... 16
  Tax Status of Distributions ................ 17
  Financial Highlights ....................... 18
  Additional Information ..................... 20


> Phoenix-
  Oakhurst
  Income &
  Growth
  Fund

         Investment Risk and Return Summary
-------------------------------------------

         Investment Objectives


              Phoenix-Oakhurst Income & Growth Fund has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The fund has a secondary investment objective to achieve capital appreciation when it is consistent with the fund's primary objective. The secondary objective is a non-fundamental policy that may be changed without shareholder vote. There is no guarantee that the fund will achieve its objectives.


         Principal Investment Strategies

         > To pursue its investment objective, the fund invests in income-producing securities including common stocks, convertible securities, mutual funds and all types of fixed income securities, including high yield (so called "junk bonds"), mortgage- and asset-backed, government, corporate and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) securities, including issuers in "emerging market" countries and may invest in companies of any size.

         > Equity securities are selected using a quantitative value approach coupled with fundamental analysis. 1,500 of the largest capitalized stocks are ranked based on value and growth criteria such as price to earnings, sales and cash flow and reported and forecasted earnings per share growth. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500.

         > Fixed income securities are selected using a "sector rotation" approach. The adviser seeks to adjust the proportion of fund investment in various "sectors" (types of debt securities) and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


         > Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index, the adviser believes that the fund's exposure to interest rate risk is less than that of a fund that attempts to predict future interest rate changes. On July 31, 1999 the modified average duration of the Lehman Brothers Aggregate Bond Index was 4.97 years.


                                         Phoenix-Oakhurst Income & Growth Fund 1

         > Fixed income securities considered for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to reduce the portfolio's exposure to interest rate risk. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On July 31, 1999 the maturity of the Lehman Brothers Aggregate Bond Index was 9.02 years.


         > The adviser's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

         Temporary Defensive Strategy: When, in the adviser's opinion, adverse market or economic conditions warrant, any part of the fund's assets may be held in cash or money market instruments including U.S. Treasury obligations maturing within one year from the date of purchase. In such instances, the fund may not achieve its stated objectives.

         Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

         Principal Risks


         If you invest in this fund, you risk that you may lose your investment.


         General

         The value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decrease, you will lose money.

         Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. Likewise, if interest rates rise, generally the value of fixed income investments will fall, which will also result in the decrease of share values.

         In addition, if the adviser misjudges the return potential of securities, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds of this type.

2  Phoenix-Oakhurst Income & Growth Fund

         Small Capitalizations

         Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Small capitalization companies may be affected to a greater extent by changes in economic conditions and conditions in particular industries, are subject to varying patterns of trading volume and may, at times, be more difficult to sell.

         Foreign Investing

         Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.

         Long-Term Maturities

         Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

         High Yield Fixed Income Securities

         High yield securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser to accurately predict risk.

         Mortgage-Backed and Asset-Backed Securities

         It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments will also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. The fund may also have to invest prepayments at a lower interest rate than if such prepayment had not occurred.

         U.S. Government Securities

         Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of portfolio shares will increase.

                                        Phoenix-Oakhurst Income & Growth Fund  3

         Municipal Securities

         Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies (revenue) derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund.

         Impact of the Year 2000 Issue on Fund Investments

         The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.

4  Phoenix-Oakhurst Income & Growth Fund

         Performance Tables


         The bar chart and table below provide some indication of the risks of investing in Phoenix-Oakhurst Income & Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


                                        Annual Return (%)
21.30%    -1.50%    23.40%    11.90%    14.52%    -6.25%    23.40%    12.70%    17.10%    10.96%
 1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                                         Calendar Year


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.69% (quarter ending December 31, 1998) and the lowest return for a quarter was (8.44)% (quarter ending September 30, 1990). Year to date performance (through June 30, 1999) was 3.13%.



--------------------------------------------------------------------------------
Average Annual Total Returns(1)            One            Five          Ten
(for the periods ending 12/31/98)          Year          Years         Years
--------------------------------------------------------------------------------
  Class A Shares                           5.70%          10.05%        11.80%
--------------------------------------------------------------------------------
  Class B Shares                           6.67%          10.35%         N/A
--------------------------------------------------------------------------------
  Class C Shares(3)                        N/A             N/A           N/A
--------------------------------------------------------------------------------
  Balanced Benchmark(4)                   17.04%          13.98%        13.35%
--------------------------------------------------------------------------------
  S&P 500 Consumer Stock
  Price Index(5)                          22.71%          27.93%        18.78%
--------------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since September 6, 1940; Class B Shares since January 3,
    1992.


(3) Class C Shares will be offered as of the effective date of this prospectus.


(4) The Balanced Benchmark is calculated based upon the performance of the following indices: 40% S&P 500/60% Lehman Brothers Aggregate Bond Index. The index's performance does not reflect sales charges.

(5) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.


                                         Phoenix-Oakhurst Income & Growth Fund 5

         Fund Expenses
----------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              Class A     Class B      Class C
                                                               Shares     Shares      Shares(b)
                                                               ------     ------      ---------
Shareholder Fees (fees paid directly from your
investment)
    Maximum Sales Charge (load) Imposed on Purchases (as
    a percentage of offering price)                            4.75%      None         None
    Maximum Deferred Sales Charge (load) (as a percentage of   None       5%(a)        1%(c)
    the lesser of the value redeemed or the amount invested)
    Maximum Sales Charge (load) Imposed on Reinvested
    Dividends                                                  None       None         None
    Redemption Fee                                             None       None         None
    Exchange Fee                                               None       None         None

                                                         -----------------------------------------
                                                              Class A     Class B      Class C
                                                               Shares     Shares       Shares
                                                               ------     ------       ------
Annual Fund Operating Expenses (expenses
that are deducted from fund assets)
    Management Fees                                            0.70%      0.70%        0.70%
    Distribution and Service (12b-1) Fees(d)                   0.25%      1.00%        1.00%
    Other Expenses                                             0.22%      0.22%        0.22%
                                                               -----      -----        -----
Total Annual Fund Operating Expenses                           1.17%      1.92%        1.92%
                                                               =====      =====        =====

----------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Class C Shares will be offered as of the effective date of this prospectus.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

         Example

         This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6  Phoenix-Oakhurst Income & Growth Fund

-----------------------------------------------------
Class        1 year   3 years   5 years   10 years
-----------------------------------------------------
  Class A     $589      $829    $1,088    $1,828
-----------------------------------------------------
  Class B     $595      $803    $1,037    $2,048
-----------------------------------------------------
  Class C     $295      $603    $1,037    $2,243
-----------------------------------------------------


         You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------
Class        1 year   3 years   5 years   10 years
-----------------------------------------------------
  Class B     $195      $603    $1,037    $2,048
-----------------------------------------------------
  Class C     $195      $603    $1,037    $2,243
-----------------------------------------------------



         Management of The Fund
-------------------------------

         The Adviser

         Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


         Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations and the day-to-day management of the fund. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


-----------------------------------------------------------------------
                                      $1+ billion
                    1st billion   through $2 billion   $2+ billion
-----------------------------------------------------------------------
  Management Fee        0.70%             0.65%            0.60%
-----------------------------------------------------------------------

         During the fund's last fiscal year, the fund paid total management fees of $5,907,808. The ratio of management fees to average net assets for the fiscal year ended April 30, 1999 was 0.70%.

                                        Phoenix-Oakhurst Income & Growth Fund  7

         Portfolio Management


         Investment and trading decisions for the fund are made by a team of equity investment professionals and a team of fixed income investment professionals. Steven L. Colton is the leader of the equity team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in the fund's portfolio. Mr. Colton is also Vice President and Portfolio Manager of the Phoenix-Oakhurst Growth & Income Fund of Phoenix Equity Series Fund. Mr. Colton joined Phoenix in June 1997. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund from its inception in 1990 through May, 1997.


         Impact of the Year 2000 Issue on Fund Operations


         The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon its assessments, Phoenix determined that they would be required to modify or replace portions of their software so that their computer systems would properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. However, if the problem is not fully addressed, the fund may be negatively impacted.

         Phoenix is utilizing both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. As of June 30, 1999, Phoenix mission-critical systems have been upgraded and tested for Year 2000 compliance. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.



         Pricing of Fund Shares
-------------------------------

         How is the Share Price determined?

         The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

              o adding the values of all securities and other assets of the fund,

              o subtracting liabilities, and

              o dividing by the total number of outstanding shares of the fund.

8 Phoenix-Oakhurst Income & Growth Fund

         Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

         Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

         Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

         The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).

         At what price are shares purchased?

         All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


         Sales Charges
----------------------

         What are the classes and how do they differ?

         The fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

                                        Phoenix-Oakhurst Income & Growth Fund  9

         What arrangement is best for you?

         The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

         Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

         Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

         Initial Sales Charge Alternative--Class A Shares


         The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


10  Phoenix-Oakhurst Income & Growth Fund

         Sales Charge you may pay to purchase Class A Shares

                                     Sales Charge as
                                     a percentage of
                                  ----------------------
Amount of                                        Net
Transaction                        Offering     Amount
at Offering Price                    Price     Invested
--------------------------------------------------------
Under $50,000                      4.75%      4.99%
$50,000 but under $100,000         4.50       4.71
$100,000 but under $250,000        3.50       3.63
$250,000 but under $500,000        3.00       3.09
$500,000 but under $1,000,000      2.00       2.04
$1,000,000 or more                 None       None

         Deferred Sales Charge Alternative--
         Class B and Class C Shares

         Class B and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

         Deferred Sales Charge you may pay to sell Class B Shares

         Year     1        2        3        4        5         6+
         ----------------------------------------------------------------
         CDSC     5%       4%       3%       2%       2%        0%

         Deferred Sales Charge you may pay to sell Class C Shares

         Year     1        2+
         ----------------------------------------------------------------
         CDSC     1%       0%

         Your Account
---------------------

         Opening an Account

         Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

                                       Phoenix-Oakhurst Income & Growth Fund  11

         Step 1.

         Your first choice will be the initial amount you intend to invest.

         Minimum initial investments:

           o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

           o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

           o $500 for all other accounts.

         Minimum additional investments:

           o $25 for any account.

           o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

         Step 2.

         Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

         Step 3.

         Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

           o Receive both dividends and capital gain distributions in additional shares;

           o Receive dividends in additional shares and capital gains in distributions in cash;

           o Receive dividends in cash and capital gain distributions in additional shares; or

           o Receive both dividends and capital gain distributions in cash.

         No interest will be paid on uncashed distribution checks.

12  Phoenix-Oakhurst Income & Growth Fund

         How To Buy Shares
--------------------------

----------------------------------------------------------------------------------------------------------
                                  To Open An Account
----------------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
----------------------------------------------------------------------------------------------------------
  Through the mail                Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston,
                                  MA 02266-8301.
----------------------------------------------------------------------------------------------------------
  Through express delivery        Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn:
                                  Phoenix Funds, 66 Brooks Drive, Braintree, MA 02184.
----------------------------------------------------------------------------------------------------------
  By Federal Funds wire           Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------------------------------------------------------------------------------
  By Investo-Matic                Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                  P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------------------------------------------------------------------------------
  By telephone exchange           Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------------


         How to Sell Shares
---------------------------

         You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

                                        Phoenix-Oakhurst Income & Growth Fund 13

-------------------------------------------------------------------------------------------------------------
                                  To Sell Shares
-------------------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
-------------------------------------------------------------------------------------------------------------
    Through the mail              Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                  02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
-------------------------------------------------------------------------------------------------------------
  Through express delivery        Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                  Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number.
-------------------------------------------------------------------------------------------------------------
  By telephone                    For sales up to $50,000, requests can be made by calling
                                  (800) 243-1574.
-------------------------------------------------------------------------------------------------------------
  By telephone exchange           Call us at (800) 243-1574 (press 1, then 0).
-------------------------------------------------------------------------------------------------------------


         Things You Should Know When Selling Shares
---------------------------------------------------

         You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

         Redemptions by Mail

         > If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

           Send a clear letter of instructions if all of these apply:

           o The proceeds do not exceed $50,000.

           o The proceeds are payable to the registered owner at the address on record.

           Send a clear letter of instructions with a signature guarantee when any of these apply:

           o You are selling more than $50,000 worth of shares.

14 Phoenix-Oakhurst Income & Growth Fund

           o The name or address on the account has changed within the last 60 days.

           o You want the proceeds to go to a different name or address than on the account.

         > If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

         If required, the signature guarantee on your request must be by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         Selling Shares by Telephone

         The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

         The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

         The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

         During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


         Account Policies
-------------------------

         Account Reinstatement Privilege

         For 180 days after you sell your Class A, B or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

         Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

                                       Phoenix-Oakhurst Income & Growth Fund  15

         Redemption of Small Accounts

         Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

         Exchange Privileges

         You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.

           o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

           o Exchanges may be made by phone (800) 243-1574 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

           o The amount of the exchange must be equal to or greater than the minimum initial investment required.

           o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

           o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

         Retirement Plans

         Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call
         (800) 243-4361.


         Investor Services
--------------------------

         Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

16  Phoenix-Oakhurst Income & Growth Fund

         Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

         Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

         Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


         Tax Status of Distributions
------------------------------------

         The fund plans to make distributions from net investment income quarterly and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

         Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                       Phoenix-Oakhurst Income & Growth Fund  17

         Financial Highlights
-----------------------------


         These tables are intended to help you understand the fund's financial performance over the past five years. Class C Shares are a new class of shares and as such have no financial performance to report as of the effective date of this prospectus. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.


                                                                                  Class A
                                                 -----------------------------------------------------------------------
                                                                           Year Ended April 30,
                                                 -----------------------------------------------------------------------
                                                    1999             1998           1997           1996           1995
                                                 ---------        ---------      ---------      ---------      ---------
Net asset value, beginning of period               $10.20            $9.86         $10.08         $ 8.88          $9.33
Income from investment operations:
 Net investment income                               0.36             0.38           0.40           0.44           0.46
 Net realized and unrealized gain (loss)             0.29             1.63           0.66           1.22           0.03
                                                 --------           ------         ------         ------          -----
   Total from investment operations                  0.65             2.01           1.06           1.66           0.49
                                                 --------           ------         ------         ------          -----
Less distributions:
 Dividends from net investment income               (0.38)           (0.39)         (0.40)         (0.42)         (0.45)
 Dividends from net realized gains                  (0.76)           (1.28)         (0.88)         (0.04)         (0.33)
 In excess of accumulated net realized gains        (0.03)              --             --             --          (0.16)
                                                 --------           ------         ------         ------          -----
  Total distributions                               (1.17)           (1.67)         (1.28)         (0.46)         (0.94)
                                                 --------           ------         ------         ------          -----
Change in net asset value                           (0.52)            0.34          (0.22)          1.20          (0.45)
                                                 --------           ------         ------         ------          -----
Net asset value, end of period                      $9.68           $10.20         $ 9.86         $10.08          $8.88
                                                 ========           ======         ======         ======          =====
Total return(1)                                      6.97%           21.87%         10.93%         19.01%          5.95%
Ratios/supplemental data:
 Net assets, end of period (thousands)           $565,276         $459,992       $451,439       $493,454       $490,225
Ratio to average net assets of:
 Expenses                                            1.17%(2)         1.13%          1.18%          1.18%          1.16%
 Net investment income                               3.64%            3.61%          3.82%          4.39%          5.07%
Portfolio turnover                                     68%             155%           111%           107%            90%

----------------
(1)  Maximum sales charge is not reflected in total return calculation.

(2) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

18 Phoenix-Oakhurst Income & Growth Fund

-----------------------------------------

                                                                                  Class B
                                                 -----------------------------------------------------------------------
                                                                           Year Ended April 30,
                                                 ----------------------------------------------------------------------
                                                    1999             1998           1997           1996           1995
                                                 ---------        ---------      ---------      ---------      ---------
Net asset value, beginning of period               $10.22           $ 9.87         $10.09         $ 8.88          $9.32
Income from investment operations:
 Net investment income                               0.29             0.30           0.31           0.36           0.39
 Net realized and unrealized gain (loss)             0.29             1.64           0.67           1.23           0.04
                                                 --------         --------       --------       --------       --------
  Total from investment operations                   0.58             1.94           0.98           1.59           0.43
                                                 --------         --------       --------       --------       --------
Less distributions:
 Dividends from net investment income               (0.32)           (0.31)         (0.32)         (0.34)         (0.38)
 Dividends from net realized gains                  (0.76)           (1.28)         (0.88)         (0.04)         (0.33)
 In excess of accumulated net realized gains        (0.03)              --             --             --          (0.16)
                                                 --------         --------       --------       --------       --------
  Total distributions                               (1.11)           (1.59)         (1.20)         (0.38)         (0.87)
                                                 --------         --------       --------       --------       --------
Change in net asset value                           (0.53)            0.35          (0.22)          1.21          (0.44)
                                                 --------         --------       --------       --------       --------
Net asset value, end of period                     $ 9.69           $10.22         $ 9.87         $10.09          $8.88
                                                 ========         ========       ========       ========       ========
Total return(1)                                      6.18%           21.03%         10.05%         18.14%          5.23%
Ratios/supplemental data:
 Net assets, end of period (thousands)           $310,783         $361,876       $370,929       $396,169       $386,515
Ratio to average net assets of:
 Expenses                                            1.92%(2)         1.88%          1.93%          1.93%          1.91%
 Net investment income                               2.92%            2.86%          3.06%          3.64%          4.32%
Portfolio turnover                                     68%             155%           111%           107%            90%

----------------
(1)  Maximum sales charge is not reflected in total return calculation.

(2) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                       Phoenix-Oakhurst Income & Growth Fund  19

         Additional Information
-------------------------------

Statement of Additional Information

The fund has filed a Statement of Additional Information about the fund, dated August 27, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:

  o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

  o by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

  o through its internet site (http://www.sec.gov),

  o by visiting its Public Reference Room in Washington, DC or

  o by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

  Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Reports

The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from May 1 through April 30. You may request a free copy of the fund's Annual and Semiannual Reports:

  o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

  o by calling (800) 243-4361.

                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926

SEC File Nos. 33-6930 and 811-4728

                      [recycle logo] Printed on recycled paper using soybean ink

20 Phoenix-Oakhurst Income & Growth Fund

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Phoenix Equity Planning Corporation
PO Box 2200
Enfield CT 06083-2200

[PHOENIX LOGO]
PHOENIX
INVESTMENT PARTNERS


--------------------------
       PRSRT STD
     U.S. Postage
         PAID
    Springfield, MA
     Permit No. 444
--------------------------


PXP 693 (8/99)

                      PHOENIX-OAKHURST INCOME & GROWTH FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       Statement of Additional Information

                                 August 27, 1999


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Oakhurst Income & Growth Fund (the "Fund"), dated August 27, 1999, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                   TABLE OF CONTENTS


                                                 PAGE
                                                 ----
THE FUND ......................................   1
INVESTMENT OBJECTIVES AND POLICIES ............   1
INVESTMENT RESTRICTIONS .......................   1
INVESTMENT TECHNIQUES .........................   2
PERFORMANCE INFORMATION .......................   7
PORTFOLIO TURNOVER ............................   8
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........   8
SERVICES OF THE ADVISER .......................  10
NET ASSET VALUE ...............................  10
HOW TO BUY SHARES .............................  11
ALTERNATIVE PURCHASE ARRANGEMENTS .............  11
INVESTOR ACCOUNT SERVICES .....................  14
HOW TO REDEEM SHARES ..........................  15
DIVIDENDS, DISTRIBUTIONS AND TAXES ............  16
TAX SHELTERED RETIREMENT PLANS ................  17
THE DISTRIBUTOR ...............................  18
DISTRIBUTION PLANS ............................  19
MANAGEMENT OF THE FUND ........................  21
ADDITIONAL INFORMATION ........................  27
APPENDIX ......................................  29


                        Customer Service--(800) 243-1574
                            Marketing--(800) 243-4361
                        Telephone Orders--(800) 367-5877
                 Telecommunication Device (TTY)--(800) 243-1926

PXP 693B (8/99)

                                    THE FUND


     Phoenix-Oakhurst Income & Growth Fund (the "Fund") is an open-end diversified management investment company which was organized under Massachusetts law in 1986 as a business trust. The following discussion supplements the description of the Fund's investment policies and investment techniques in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is to provide an investment in a diversified group of securities that are selected for current yield consistent with preservation of capital. The primary investment objective of the Fund is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The secondary objective of the Fund is to achieve capital appreciation when it is consistent with the Fund's primary objective. The secondary objective is a non-fundamental policy and may be changed by a vote of the Trustees without shareholder approval. The Fund will contain income producing securities, including domestic or foreign equity, debt, options, convertible securities and government securities. The proportion of holdings in bonds, preferred stocks and equities will vary with the level of return obtained from these various classes of securities. Only securities producing income at the time of purchase will be included in the portfolio. There is no assurance that the Fund will achieve its investment objectives.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

     The following investment restrictions constitute fundamental policies of the Fund which may be changed only upon approval by the holders of a majority of the outstanding shares of the Fund. The Fund cannot:

     1. Borrow money;

     2. Underwrite the securities of others;

     3. Deal in real estate except that it may purchase marketable securities of companies that deal in real estate or interests therein including real estate investment trusts but, excluding real estate limited partnerships;

     4. Deal in commodities or commodities contracts;

     5. Make loans to other persons except that it may lend portfolio securities (up to 25% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Fund or the Adviser, subject to conditions established by the Adviser (See "Lending of Securities") and enter into repurchase transactions (in accordance with the Fund's current Prospectus);

     6. Participate in any joint trading accounts;

     7. Pledge, mortgage or hypothecate any securities or other property;

     8. Purchase on margin;

     9. Engage in short sales;

    10. Issue senior securities;

    11. Invest more than 25% of its assets in any one industry or group of industries;

    12. Purchase any securities (other than U.S. Government obligations) if, as a result, more than 5% of the value of the total assets of the Fund would be invested in securities of a single issuer;

    13. Purchase any security if, as a result, more than 10% of any class of securities or more than 10% of the outstanding voting securities of any issuer would be held;

    14. Purchase any security of an investment trust except for purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases, other than a customary broker's commission; and

    15. Make an investment for the purpose of exercising control or management.

Other Policies

     The following investment restrictions do not constitute fundamental policies and may be changed without shareholder approval. The Fund cannot:

     1. Invest more than 15% of its net assets in illiquid securities, including
        (a) securities with legal or contractual restrictions on resale (except in the case of securities issued pursuant to Rule 144A sold to qualifying institutional investors under special rules adopted by the Securities and Exchange Commission for which the Trustees of the Fund determine the secondary market is liquid) (b) repurchase agreements maturing in more than seven days and (c) securities that are not readily marketable;

     2. Purchase or retain any securities of any issuer if the officers, or Trustees of the Fund, the Adviser who individually own beneficially more than 1/2 of 1% of such issuer, together own beneficially more than 5% of such issuer's securities;

     3. Invest more than 5% of total net assets in securities of issuers (including their predecessors) who have been in business for less than three years; or

     4. Invest in interests (including leases) in oil, gas or other mineral exploration development programs.

                              INVESTMENT TECHNIQUES

     The Fund may utilize the following practices or techniques in pursuing its investment objectives.

Repurchase Agreements

     The fund may enter into repurchase agreements with respect to U.S. Government Securities. Repurchase agreements may be entered into only with registered broker/dealers or Government Securities dealers ("dealers") and depository institutions ("banks") believed by the Adviser to present minimum credit risk in accordance with guidelines approved by the Fund's Trustees. The Adviser will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price mutually agreed upon with the purchaser of the security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreement shall be collateralized in an amount at least equal to 102 percent of the repurchase price. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securites during the period while the Fund seeks to enforce its rights thereto: (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights. The Fund may invest up to 10% of its net assets in repurchase agreements; however, during temporary defensive periods, up to 50% of the Fund's net assets may be so invested.

When-Issued Securities

     The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly-issued mortgage-backed securities occurs only when the composition of the underlying mortgage pool is set, typically once a month.

     At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Thus there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will establish a segregated account with the Custodian in which it will maintain cash and liquid high grade debt securites equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Fund may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities. The Fund may not invest more than 5% of its net assets at the time of investment in securites purchased on a when-issued or delayed delivery basis.

Investing in Foreign Securities

     The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as "emerging markets." The Fund may also invest in domestic securities denominated in foreign currencies.

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund's investments in such countries and the availability of additional investments in such countries.

     When investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

     Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

     The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

U.S. Treasury and Corporate Zero Coupon Bonds

     The Fund invests from time to time in U.S. Treasury and corporate zero coupon bonds. Zero coupon bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds and prevailing interest rates. The market price of U.S. Treasury zero coupon bonds are generally more volatile than the U.S. Treasury securities that pay interest periodically and zero coupon bonds are likely to respond to changes in interest rates to a greater degree than do securities on which regular cash payments of interest are being made that have similar maturities. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Fund will not receive on a current basis, cash payments in respect of accrued original issue discount on zero coupon bonds during the period before maturity, the Fund will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code. See "Dividends, Distributions and Taxes."

Private Placements and Rule 144A Securities

     The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund may invest up to 15% of its net assets in illiquid securities.

Options

     The Fund may, from time to time write covered call option contracts as a means of increasing the total return of the Fund's portfolio and also as a means of providing limited protection against increases in market value of the Fund's portfolio. Such contracts will be written on securities in which the Fund has authority to invest and on securities indices listed on an organized national securities exchange. The aggregate value of the securities will be limited to not more than 25% of the net assets of the Fund.

     A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Fund owns the optioned securities, (2) the Fund maintains in a pledged account with its Custodian, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or
(3) if the Fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The Fund will only write call option contracts when it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.

     The Fund may also write covered call options on securities indices. Through the writing of call index options, the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of such index call options would be subject to the present limitation of covered call option writing of not more than 25% of the net assets of the Fund. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks. The Fund has not written call options in the last fiscal year and does not intend to do so in the future with respect to more than 5% of the Fund's net assets.

     The Fund may purchase options to close out a position, (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices. No more than 5% of the assets of the Fund may be invested in the purchase of put and call options including index options.

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

Lending of Securities

     The Fund may lend portfolio securities to broker/dealers or other institutional borrowers, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, the Fund may terminate such loans at any time, and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan, the borrower of the securities will be obligated to return to the Fund the same number and kind of securities as those loaned together with duly executed stock powers. The Fund must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Fund may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's Custodian for its services.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage Pass-Through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

     Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Fund will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to the Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     The Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

     Other Asset-Backed Securities. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

     Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

     The Adviser expects additional assets will be "securitized" in the future. The Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

Forward Foreign Currency Exchange Contracts

     In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class and as a total return of any class of the Fund.

     Standardized quotations of average annual total return for Class A, Class B or Class C shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B or Class C shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C shares, and assume that all dividends and distributions are on Class A, Class B and Class C shares reinvested when paid.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, such as IBM or health care, in such communications. To illustrate components of overall performance, the Fund may separate is cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

     Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and is computed by dividing net investment income by the value of a share on the last day of the period according to the following formula:

                          Yield = 2[(a-b+1)6-1]
                                   [----      ]
                                   [cx d      ]

     Where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     For the period ended April 30, 1999, the yield of the Class A Shares and Class B Shares was 2.88% and 2.21%, respectively.

     For the 1, 5 and 10 year periods ended April 30, 1999, the average annual total return of the Class A Shares was 1.89%, 11.67% and 11.13%, respectively. For the 1 and 5 year periods ended April 30, 1999, and since inception (January 3, 1992), for Class B Shares, the average annual total return was 2.54%, 11.95% and 10.75%, respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A aggregate cumulative total return for the period commencing September 7, 1940 and ending April 30, 1999 was 36,225.01%. Class B aggregate cumulative total return for the period commencing with the offering of the Class B Shares on January 3, 1992 and ending April 30, 1999 was 106.61%.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                               PORTFOLIO TURNOVER

     Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and their shareholders.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order it partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets or the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

     The Fund may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Fund. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.


     During the fiscal years ended April 30, 1997, 1998 and 1999, brokerage commissions paid by the Fund totaled $1,778,732, $1,276,897 and $578,805, respectively. In the fiscal year ended April 30, 1999, W. S. Griffith & Co., Inc., a broker-dealer subsidiary of Phoenix Home Life, received $750, or .13% of total brokerage commissions paid by the Trust in fund-related commissions attributed to a clearing arrangement with an unaffiliated broker-dealer. Total brokerage commissions paid during the fiscal year ended April 30, 1999 included brokerage commissions of $305,151 on portfolio transactions aggregating $214,270,180 executed by brokers who provided research and other statistical and factual information.


                             SERVICES OF THE ADVISER

     The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Director and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.

     All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.


     PXP is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. It manages over $59.5 billion in assets (as of June 30, 1999) through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Zweig/Glaser Advisers (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.


     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

     As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion. For the fiscal years 1997, 1998 and 1999, the net management fees paid by the Fund to the Adviser were $5,982,415, $5,877,607 and $5,907,808, respectively.

     The Management Agreement was approved by the Trustees of the Fund on March 16, 1993, and by the shareholders of the Fund on May 13, 1993. Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory agreement to PIC and PIC now serves as the Adviser for the Fund. National and PIC are both subsidiaries of PXP. The Management Agreement will continue in effect from year to year if specifically approved annually (a) by the Trustees of the Fund, including a majority of the disinterested Trustees, or by (b) a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The Management Agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

                                 NET ASSET VALUE

     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor

Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B shares would be less than the initial sales charge and accumulated distribution plan fees on Class A shares purchased at the same time.

     Dividends paid by the Fund, if any, with respect to Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

     Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

Class C Shares

     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

Class A Shares--Reduced Initial Sales Charges

     Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates;
(9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B and Class C Shares--Waiver of Sales Charges

     The CDSC is waived on redemptions of shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

Automatic Conversion of Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

     The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

Exchanges

     Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

Dividend Reinvestment Across Accounts

     If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-By-Phone

     This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, the Transfer Agent will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.

     To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon the Transfer Agent's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 PM (eastern time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days after receipt of the check.

     The Fund and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

     The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.

                              HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for further information.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

     A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

     Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

Telephone Redemption

     Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

Redemption in Kind

     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Reinvestment Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to security loans and gains from the sale or disposition of stock or securities and certain other items and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If, in any taxable year, the Fund does not qualify as a regulated investment company all of its taxable income will be taxed to the Fund at corporate rates.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Fund in January of the following year.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund backup withholding at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     The Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

     The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

     Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Fund during a taxable year or held by the Fund at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

     The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though no actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes will not be affected by such "pass through" of foreign tax credits.

     The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the federal treatment discussed herein.

     Shareholders are advised to consult with their tax advisor or attorney regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

     Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

     (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

     (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

     Pursuant to an Underwriting Agreement with the Fund, Phoenix Equity Planning Corporation (the "Distributor"), an indirect less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as distributor for the Fund. The address of the Distributor is P.O. Box 2200, 100 Bright Meadow Blvd., Enfield, Connecticut 06083-2200. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1997, 1998 and 1999, purchasers of the Fund shares paid aggregate sales charges of $1,478,251, $1,204,486 and $754,398, respectively, of which the principal Distributor of the Fund received net commissions of $1,028,526, $859,920 and $452,708, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 1999, the Distributor received net commission of $38,121 for Class A Shares and deferred sales charges of $414,587 for Class B Shares. The fees were used to compensate sales and services persons for selling shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.

     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

Dealer Concessions

     Dealers with whom the Distributor has entered into sales agreements received a discount or commission as set forth below:

           Amount of
          Transaction            Sales Charge as a percentage of   Sales Charge as a percentage of         Dealer Discount
       at Offering Price                  Offering Price                   Amount Invested           Percentage of Offering Price
---------------------------------------------------------------------------------------------------------------------------------
Under $50,000                                  4.75%                             4.99%                           4.25%
$50,000 but under $100,000                     4.50                              4.71                            4.00
$100,000 but under $250,000                    3.50                              3.63                            3.00
$250,000 but under $500,000                    3.00                              3.09                            2.75
$500,000 but under $1,000,000                  2.00                              2.04                            1.75
$1,000,000 or more                             None                              None                            None

     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sales price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases.

Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A and B shares, 0.10% on sales of Class C shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

Administrative Services

     Equity Planning also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.

     First $200 million               .085%
     $200 million to $400 million     .05%
     $400 million to $600 million     .03%
     $600 million to $800 million     .02%
     $800 million to $1 billion       .015%
     Greater than $1 billion          .0125%

     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended April 30, 1999, Equity Planning received $368,649.

                               DISTRIBUTION PLANS

     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of Fund shares and to pay for the furnishing of shareholder services. Pursuant to the Class B and Class C Plans, the Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 0.75% of the average daily net assets of the Fund's Class B and Class C shares, respectively. In addition, the Fund will pay the Distributor 0.25% annually of the average daily net assets of the Fund for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including distribution fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determines are reasonably calculated to result in the sale of shares of the Fund.

     From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares 0.75% of the average annual net asset value of that Class.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


     No amounts paid or payable by the Fund under the Plan for Class A shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. The Class B and Class C Plans, however, do not limit the reimbursement of distribution related expenses to expenses incurred in specific time periods. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which each Plan terminates.

     For the fiscal year ended April 30, 1999, the Fund paid Rule 12b-1 Fees in the amount of $4,583,971 of which the Distributor received $2,875,843, unaffiliated broker-dealers received $1,618,072 and W.S. Griffith & Co., Inc., an affiliate, received $90,056. The Rule 12b-1 payments for the fiscal year ended April 30, 1999 were used for (1) compensation of dealers, $3,945,338, (2) compensation to sales personnel, $328,605, (3) advertising, $133,858, (4) printing and mailing prospectuses to other than current shareholders, $13,676,
(5) service costs, $106,604 and (6) other costs, $55,890. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At April 30, 1999, the end of the last Plan year, Distributor had incurred unreimbursed expenses under the Class B Plan of $462,082 (equal to 0.05% of the Fund's net assets) which have been carried over into the present Class B Plan year.


     No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Trustees have concluded that there is a reasonable likelihood that each Plan will benefit the Fund and each affected Class of shareholders.

     The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.

     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution plan fees or amend the Plans.

                             MANAGEMENT OF THE FUND

     The Fund is an open-end management investment company known as a mutual fund. The Trustees of the Fund ("Trustees") are responsible for the overall supervision of the Fund and perform the various duties imposed on Directors by the Investment Company Act of 1940 and Massachusetts business trust law.

Trustees and Officers

     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115.


                           Positions Held                        Principal Occupation(s)
Name, Address and Age      With the Fund                        During the Past 5 Years
---------------------      -------------                        -----------------------
Robert Chesek (65)         Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                              Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present). Director (1981-1994) and Chairman (1992-1994),
                                              Phoenix Investment Counsel, Inc. Vice President, Common
                                              Stock, Phoenix Home Life Mutual Insurance Company (1980-
                                              1994).

E. Virgil Conway (70)      Trustee            Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                            present). Trustee/Director, Consolidated Edison Company of
Bronxville, NY 10708                          New York, Inc. (1970-present), Pace University (1978-
                                              present), Atlantic Mutual Insurance Company (1974-present),
                                              HRE Properties (1989-present), Greater New York Councils,
                                              Boy Scouts of America (1985-present), Union Pacific Corp.
                                              (1978-present), Blackrock Freddie Mac Mortgage Securities
                                              Fund (Advisory Director) (1990-present), Centennial Insurance
                                              Company (1974-present), Josiah Macy, Jr., Foundation (1975-
                                              present), The Harlem Youth Development Foundation (1987-
                                              present) (Chairman, 1998-present), Accuhealth (1994-present),
                                              Trism, Inc. (1994-present), Realty Foundation of New York
                                              (1972-present), New York Housing Partnership Development
                                              Corp. (Chairman) (1981-present) and Academy of Political
                                              Science (Vice Chairman) (1985-present). Director/Trustee,
                                              Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen
                                              Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                              Funds (1996-present). Director, Duff & Phelps Utilities Tax-
                                              Free Income Inc. and Duff & Phelps Utility and Corporate
                                              Bond Trust Inc. (1995-present). Member, Audit Committee of the City of New York (1981-1996). Advisory Director,
                                              Blackrock Fannie Mae Mortgage Securities Fund (1989-1996)
                                              and Fund Directions (1993-1998). Chairman, Financial
                                              Accounting Standards Advisory Council (1992-1995).

                               Positions Held                        Principal Occupation(s)
Name, Address and Age          With the Fund                         During the Past 5 Years
---------------------          -------------                         -----------------------
Harry Dalzell-Payne (70)       Trustee           Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                    Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                               Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1995-present). Director,
                                                 Farragut Mortgage Co., Inc. (1991-1994). Formerly a Major
                                                 General of the British Army.

*Francis E. Jeffries (68)      Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                              Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                        Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                 Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                 Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                 Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                 Director, The Empire District Electric Company (1984-
                                                 present). Director (1989-1997), Chairman of the Board (1993-
                                                 1997), President (1989-1993), and Chief Executive Officer
                                                 (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (60)          Trustee           Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                               (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Carson Products Company                          Phelps Institutional Mutual Funds (1996-present). Director,
64 Ross Road                                     Equifax Corp. (1991-present) and Evergreen International Fund,
Savannah, GA 30750                               Inc. (1989-present). Trustee, Evergreen Liquid Trust, Evergreen
                                                 Tax Exempt Trust, Evergreen Tax Free Fund, Master Reserves
                                                 Tax Free Trust, and Master Reserves Trust. President, Morehouse
                                                 College (1987-1994). Chairman and Chief Executive Officer,
                                                 Keith Ventures (1992-1994).

*Philip R. McLoughlin (52)     Trustee and       Chairman (1997-present), Director (1995-present), Vice
                               President         Chairman (1995-1997) and Chief Executive Officer, (1995-
                                                 present), Phoenix Investment Partners, Ltd. Director (1994-
                                                 present) and Executive Vice President, Investments (1988-
                                                 present), Phoenix Home Life Mutual Insurance Company.
                                                 Director/Trustee and President, Phoenix Funds (1989-present).
                                                 Trustee and President, Phoenix-Aberdeen Series Fund and
                                                 Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                 present). Director, Duff & Phelps Utilities Tax-Free Income
                                                 Inc. (1995-present) and Duff & Phelps Utility and Corporate
                                                 Bond Trust Inc. (1995-present). Director (1983-present) and
                                                 Chairman (1995-present), Phoenix Investment Counsel, Inc.
                                                 Director (1984-present) and President (1990-present), Phoenix
                                                 Equity Planning Corporation. PXRE Corporation (Delaware)
                                                 (1985-present) and World Trust Fund (1991-present). Director and Executive Vice President, Phoenix Life and Annuity
                                                 Company (1996-present). Director and Executive Vice
                                                 President, PHL Variable Insurance Company (1995-present).
                                                 Director, Phoenix Charter Oak Trust Company (1996-present).
                                                 Director and Vice President, PM Holdings, Inc. (1985-
                                                 present). Director and President, Phoenix Securities Group,
                                                 Inc. (1993-1995). Director (1992-present) and President
                                                 (1992-1994), W.S. Griffith & Co., Inc. Director, Townsend
                                                 Financial Advisers, Inc. (1992-present), Director PHL
                                                 Associates, Inc. (1995-present).

                               Positions Held                       Principal Occupation(s)
Name, Address and Age          With the Fund                        During the Past 5 Years
---------------------          -------------                        -----------------------
Everett L. Morris (71)         Trustee           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                   Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                 Institutional Mutual Funds (1996-present). Director, Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                                 & Phelps Utility and Corporate Bond Trust Inc. (1993-present).

*James M. Oates (53)           Trustee           Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital
Managing Director                                Markets LLC) (1997-present). Managing Director, Wydown
The Wydown Group                                 Group (1994-present). Director, Phoenix Investment Partners,
IBEX Capital Markets, Inc.                       Ltd. (1995-present). Director/Trustee, Phoenix Funds (1987-
60 State Street                                  present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Suite 950                                        Duff & Phelps Institutional Mutual Funds (1996-present).
Boston, MA 02109                                 Director, AIB Govett Funds (1991-present), Blue Cross and
                                                 Blue Shield of New Hampshire (1994-present), Investors
                                                 Financial Service Corporation (1995-present), Investors Bank
                                                 & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                 (1995-present), Stifel Financial (1996-present), Command
                                                 Systems, Inc. (1998-present) and Connecticut River Bancorp
                                                 (1998-present). Vice Chairman Massachusetts Housing
                                                 Partnership (1998-present). Member, Chief Executives
                                                 Organization (1996-present). Director (1984-1994), President
                                                 (1984-1994) and Chief Executive Officer (1986-1994),
                                                 Neworld Bank.

*Calvin J. Pedersen (57)       Trustee           Director (1986-present), President (1993-present) and
Phoenix Investment                               Executive Vice President (1992-1993), Phoenix Investment
Partners, Ltd.                                   Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present).
55 East Monroe Street                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Suite 3600                                       Phelps Institutional Mutual Funds (1996-present). President
Chicago, IL 60603                                and Chief Executive Officer, Duff & Phelps Utilities Tax-Free
                                                 Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                 Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                 Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (70)         Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                  Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                     Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                               Edison Company (1978-present), Landauer, Inc. (medical
                                                 services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                 (diversified manufacturer) (1985-present). Member, Directors
                                                 Advisory Council, Phoenix Home Life Mutual Insurance
                                                 Company (1998-present). Director, Phoenix Home Life Mutual
                                                 Insurance Company (1972-1998), and Key Energy Group (oil
                                                 rig service) (1988-1994).

Richard E. Segerson (53)       Trustee           Managing Director, Northway Management Company (1998-
102 Valley Road                                  present), Director/Trustee, Phoenix Funds (1993-present).
New Canaan, CT 07840                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                 Phelps Institutional Mutual Funds (1996-present). Managing
                                                 Director, Mullin Associates (1993-1998).

                                Positions Held                       Principal Occupation(s)
Name, Address and Age           With the Fund                        During the Past 5 Years
---------------------           -------------                        -----------------------
Lowell P. Weicker, Jr. (68)     Trustee           Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                               Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                  (1995-present), HPSC Inc. (1995-present), and Compuware
                                                  (1996-present) and Burroughs Wellcome Fund (1996-present).
                                                  Visiting Professor, University of Virginia (1997-present).
                                                  Director, Duty Free International, Inc. (1997) Chairman,
                                                  Dresing, Lierman, Weicker (1995-1996). Governor of the State
                                                  of Connecticut (1991-1995).

Michael E. Haylon (41)          Executive         Director and Executive Vice President-Investments, Phoenix
                                Vice              Investment Partners, Ltd. (1995-present). Executive Vice
                                President         President, Phoenix Funds (1993-present) and Phoenix-
                                                  Aberdeen Series Fund (1996-present). Executive Vice
                                                  President (1997-present), Vice President (1996-1997),
                                                  Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                  (1994-present), President (1995-present), Executive Vice
                                                  President (1994-1995), Vice President (1991-1994), Phoenix
                                                  Investment Counsel, Inc. Director, Phoenix Equity Planning
                                                  Corporation (1995-present). Senior Vice President, Securities
                                                  Investments, Phoenix Home Life Mutual Insurance Company
                                                  (1993-1995). Various other positions with Phoenix Home Life
                                                  Mutual Insurance Company (1990-1993).

John F. Sharry (47)             Executive         President, Retail Division (1999-present), Executive Vice
                                Vice              President, Retail Division (1997-1999), Phoenix Investment
                                President         Partners, Ltd. Managing Director, Retail Distribution, Phoenix
                                                  Equity Planning Corporation (1995-present). Executive Vice
                                                  President, Phoenix Funds (1998-present) and Phoenix-
                                                  Aberdeen Series Funds (1998-present). Managing Director,
                                                  Director and National Sales Manager, Putnam Mutual Funds
                                                  (1992-1995).

James D. Wehr (42)              Senior Vice       Senior Vice President, (1998-present), Managing Director,
                                President         Fixed Income (1996-1998), Vice President (1991-1996), Phoenix
                                                  Investment Counsel, Inc. Senior Vice President, (1998-
                                                  present), Senior Vice President (1997-present), Vice President
                                                  (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice
                                                  President (1997-present), Vice President (1990-1997), Phoenix
                                                  Series Fund; Senior Vice President (1997-present), Vice
                                                  President (1991-1997), The Phoenix Edge Series Fund; Senior
                                                  Vice President (1997-present), Vice President (1993-1997),
                                                  Phoenix-Goodwin California Tax Exempt Bonds, Inc., and Senior
                                                  Vice President (1997-present), Vice President (1996-1997),
                                                  Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice
                                                  President (1997-present), Phoenix Multi-Sector Fixed Income
                                                  Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix
                                                  Income and Growth Fund and Phoenix Strategic Allocation Fund,
                                                  Inc. Managing Director, Public Fixed Income, Phoenix Home Life
                                                  Insurance Company (1991-1995).

                                 Positions Held                         Principal Occupation(s)
Name, Address and Age            With the Fund                          During the Past 5 Years
---------------------            -------------                          -----------------------
Steven L. Colton (40)            Vice              Managing Director, Value Equities, Phoenix Investment
                                 President         Counsel, Inc. (1997-present). Vice President, The Phoenix
                                                   Edge Series Fund, Phoenix Series Fund (1997-present) and
                                                   Phoenix-Oakhurst Income & Growth Fund (1998-present).
                                                   Vice President/Senior Portfolio Manager, American Century
                                                   Investment Management (1987-1997). Portfolio Manager,
                                                   American Century/Benham Income & Growth Fund (1990-
                                                   1997). Portfolio Manager, American Century/Benham Equity
                                                   Growth Fund (1991-1996). Portfolio Manager, American
                                                   Century/Benham Utilities Income Fund (1993-1997).

Christopher J. Kelleher (44)     Vice              Managing Director, Fixed Income (1996-present), Vice
                                 President         President (1991-1996), Phoenix Investment Counsel, Inc. Vice
                                                   President, Phoenix Series Fund (1989-present), The Phoenix
                                                   Edge Series Fund (1989-present), Phoenix Duff & Phelps
                                                   Institutional Mutual Funds (1996-present), Phoenix Income
                                                   and Growth Fund (1998-present) and Phoenix Strategic
                                                   Allocation Fund (1998-present). Portfolio Manager, Public
                                                   Bonds, Phoenix Home Life Insurance Company (1991-1995).

William R. Moyer (54)            Vice              Executive Vice President and Chief Financial Officer (1999-
100 Bright Meadow Blvd.          President         present), Senior Vice President and Chief Financial Officer,
P. O. Box 2200                                     (1995-1999), Phoenix Investment Partners, Ltd. Director (1998-
Enfield, CT 06083-2200                             present), Senior Vice President, Finance (1990-present), Chief
                                                   Financial Officer (1996-present), and Treasurer (1994-1996 and
                                                   1998-present), Phoenix Equity Planning Corporation. Director
                                                   (1998-present), Senior Vice President (1990-present), Chief
                                                   Financial Officer (1996-present) and Treasurer (1994-present),
                                                   Phoenix Investment Counsel, Inc. Senior Vice President and
                                                   Chief Financial Officer, Duff & Phelps Investment Management
                                                   Co. (1996-present). Vice President, Phoenix Funds (1990-
                                                   present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                   (1996-present) and Phoenix-Aberdeen Series Fund (1996-
                                                   present). Vice President, Investment Products Finance, Phoenix
                                                   Home Life Mutual Insurance Company (1990-1995). Senior Vice
                                                   President and Chief Financial Officer, W. S. Griffith & Co., Inc.
                                                   (1992-1995) and Townsend Financial Advisers, Inc. (1993-1995).

Leonard J. Saltiel (45)          Vice              Managing Director, Operations and Service (1996-present),
                                 President         Senior Vice President (1994-1996), Phoenix Equity Planning
                                                   Corporation. Vice President, Phoenix Funds (1994-present),
                                                   Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                   present) and Phoenix-Aberdeen Series Fund (1996-present). Vice
                                                   President, Investment Operations, Phoenix Home Life Mutual
                                                   Insurance Company (1994-1995). Various positions with Phoenix
                                                   Home Life Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (46)            Treasurer         Vice President, Fund Accounting (1994-present) and Treasurer
                                                   (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                   Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                   Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen
                                                   Series Fund (1996-present). Second Vice President and
                                                   Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                   Insurance Company (1994-1995). Various positions with Phoenix
                                                   Home Life Mutual Insurance Company (1987-1994).

                          Positions Held                      Principal Occupation(s)
Name, Address and Age     With the Fund                       During the Past 5 Years
---------------------     -------------                       -----------------------
G. Jeffrey Bohne (50)     Secretary         Vice President and General Manager, Phoenix Home Life
101 Munson St.                              Mutual Insurance Co. (1993-present). Vice President, Mutual
Greenfield, MA 03101                        Fund Customer Service (1996-present), Vice President,
                                            Transfer Agent Operations (1993-1996), Phoenix Equity
                                            Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-
                                            present), Phoenix Duff & Phelps Institutional Mutual Funds
                                            (1996-present) and Phoenix-Aberdeen Series Fund (1996-
                                            present). Vice President, Home Life of New York Insurance
                                            Company (1984-1992).

-----------
 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


     For services rendered to the Fund for the fiscal year ended April 30, 1999, the Trustees received aggregate remuneration of $13,474. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund Complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.


For the Fund's last fiscal year, the Trustees received the following compensation:


                                                                                              Total
                                                                                           Compensation
                                                  Pension or                              From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
          ----                ---------        ----------------      ---------------     ----------------
Robert Chesek                   $1,132*                                                      $65,000

E. Virgil Conway+               $1,566                                                       $87,750

Harry Dalzell-Payne+            $1,399               None                  None              $78,750
                                                   for any               for any
                                                   Trustee               Trustee
Francis E. Jeffries             $1,150*                                                      $65,500

Leroy Keith, Jr.                $1,190                                                       $67,500

Philip R. McLoughlin+           $    0                                                       $     0

Everett L. Morris+              $1,358                                                       $77,750

James M. Oates+                 $1,358                                                       $76,750

Calvin J. Pedersen              $    0                                                       $     0

Herbert Roth, Jr.+              $1,607                                                       $88,750

Richard E. Segerson             $1,358*                                                      $76,500

Lowell P. Weicker, Jr.          $1,358                                                       $75,500


-----------

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At April 30, 1999, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Chesek, Jeffries, Morris, Roth and Segerson was $29,601, $176,390, $155,408, $151,539 and $16,816,
 respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     On July 28, 1999, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Principal Shareholders


     The following table sets forth information as of July 28, 1999 with respect to each person who owns of record, or is known by the Fund to own of record, or beneficially own 5% or more of any Class of the Fund's equity securities.


  Name of Shareholder       Class      Number of Shares     Percent of Class
-----------------------   ---------   ------------------   -----------------
Merrill Lynch Pierce       Class B       3,218,793.6060           10.64%
Fenner & Smith
4800 Deer Lake Dr. E.
Jacksonville, FL 32246


                             ADDITIONAL INFORMATION

Capital Stock


     The Fund was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Total Income Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund is continuing the business of the Total Income Series. On December 15, 1989, the Fund purchased all of the assets and assumed all of the liabilities of the National Premium Income Fund. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Income and Growth Fund" to reflect the purchase of the former adviser by Phoenix Home Life and the affiliation with the other Phoenix Funds. On August 25, 1999, the Trustees voted to change the name of the fund to "Phoenix-Oakhurst Income & Growth Fund."

     The Declaration of Trust provides that the Fund's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Statement of Additional Information, there is only one existing series of the Fund, which has two classes of shares.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."

     The Declaration of Trust establishing the Fund, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or perso0nally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

Financial Statements

     The Financial Statements for the fiscal year ended April 30, 1999 appearing in the Fund's 1999 Annual Report to Shareholders, are incorporated herein by reference.

Reports to Shareholders

     The fiscal year of the Fund ends on April 30th. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independent accountants will be sent to shareholders each year, and is available without charge upon request.

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Fund's assets. Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

                                    APPENDIX

Standard and Poor's Corporation's Corporate Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Service, Inc.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

INVESTMENTS AT APRIL 30, 1999

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
U.S. GOVERNMENT SECURITIES--5.2%
U.S. TREASURY BONDS--0.5%
U.S. Treasury Bonds 5.25%, 11/15/28...............      AAA      $  4,720   $   4,364,550
U.S. TREASURY NOTES -- 4.7%
U.S. Treasury Notes 5.375%, 1/31/00(g)............      AAA        16,750      16,813,533
U.S. Treasury Notes 5.50%, 3/31/00................      AAA        15,500      15,586,501
U.S. Treasury Notes 4.50%, 9/30/00................      AAA         5,090       5,052,149
U.S. Treasury Notes 4.625%, 11/30/00..............      AAA         2,500       2,483,247
U.S. Treasury Notes 5%, 2/28/01...................      AAA           600         599,027
U.S. Treasury Notes 4.75%, 2/15/04................      AAA           450         441,000
                                                                            -------------
                                                                               40,975,457
                                                                            -------------
-----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $45,457,009)                                                  45,340,007
-----------------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--3.5%

GNMA 6.50%, '23-'28...............................      AAA        30,722      30,652,499
-----------------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $30,055,938)                                                  30,652,499
-----------------------------------------------------------------------------------------

MUNICIPAL BONDS--9.5%

CALIFORNIA--4.4%
Fresno County Pension Obligation Taxable 6.21%,
8/15/06...........................................      AAA         5,600       5,565,000

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
CALIFORNIA--CONTINUED

Kern County Pension Obligation Revenue Taxable
7.26%, 8/15/14....................................      AAA      $  4,500   $   4,770,000

Long Beach Pension Obligation Taxable 6.87%,
9/1/06............................................      AAA         3,000       3,097,500

Los Angeles County Public Works Lease Revenue PJ
V-B 5.125%, 12/1/29...............................      AAA         2,560       2,550,400

Oakland Pension Obligation Taxable
Revenue Series A 6.91%, 12/15/07..................      AAA         1,885       1,955,687

Oakland Pension Obligation Taxable Revenue Series
A 6.95%, 12/15/08.................................      AAA         3,650       3,805,125

Orange County Pension Obligation Revenue Taxable
Series A 7.62%, 9/1/08............................      AAA         4,520       4,915,500

Sacramento County Pension Funding Revenue Taxable
Series A 6.625%, 8/15/06..........................      AAA         3,400       3,459,500

San Bernardino County Pension Obligation Revenue
Taxable 6.87%, 8/1/08.............................      AAA         1,335       1,381,725

San Bernardino County Pension Obligation Revenue
Taxable 6.94%, 8/1/09.............................      AAA         3,625       3,770,000

6                      See Notes to Financial Statements

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
CALIFORNIA--CONTINUED
Sonoma County Pension Obligation Revenue Taxable
6.625%, 6/1/13....................................      AAA      $  1,700   $   1,706,375
Ventura County Pension Obligation Taxable 6.54%,
11/1/05...........................................      AAA         1,325       1,348,187
                                                                            -------------
                                                                               38,324,999
                                                                            -------------

FLORIDA--0.3%
Tampa Solid Waste System Revenue Taxable Series A
6.23%, 10/1/05....................................      Aaa(c)      2,820       2,823,525

ILLINOIS--0.4%
Illinois Educational Facilities Authority-Loyola
University Revenue Taxable Series A 7.84%,
7/1/24............................................      AAA         3,410       3,623,125

MASSACHUSETTS--0.3%
Massachusetts State Port Authority
Revenue Taxable Series C 6.05%, 7/1/02............      AA-         1,575       1,584,844
Massachusetts State Water Resources Authority
Revenue Series D 5%, 8/1/24.......................      AAA         1,320       1,277,100
                                                                            -------------
                                                                                2,861,944
                                                                            -------------

NEW YORK--1.7%
Long Island Power Authority Electrical Systems
Revenue Series A 5.50%, 12/1/10...................      AAA         1,850       2,014,188

Metropolitan Transportation Authority Series A 5%,
4/1/23............................................      AAA         5,500       5,396,875

New York State General Obligation Taxable Series C
6.40%, 3/1/08.....................................      AAA         7,460       7,478,650
                                                                            -------------
                                                                               14,889,713
                                                                            -------------

PENNSYLVANIA--1.1%
Philadelphia Authority For Industrial Development
Pension Funding Retirement Systems Revenue Taxable
Series A 5.69%, 4/15/07...........................      AAA         3,000       2,880,000

Philadelphia Authority For Industrial Development
Pension Funding Retirement Systems Revenue Taxable
Series A 5.79%, 4/15/09...........................      AAA         3,020       2,884,100

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
PENNSYLVANIA--CONTINUED

Pittsburgh Pension Obligation Taxable Series C
6.50%, 3/1/17.....................................      AAA      $  4,250   $   4,143,750
                                                                            -------------
                                                                                9,907,850
                                                                            -------------

TEXAS--1.3%
Dallas-Fort Worth International Airport Revenue
Taxable 6.40%, 11/1/06............................      AAA         4,415       4,437,075

Dallas-Fort Worth International Airport Revenue
Taxable 6.40%, 11/1/07............................      AAA         1,200       1,204,500

Houston Water & Sewer System Revenue Refunding,
Jr. Lien, Series D 5%, 12/1/25....................      AAA         2,560       2,476,800

Texas Taxable Veterans Limited Series B 6.05%,
12/1/02...........................................      AA          3,000       3,026,250
                                                                            -------------
                                                                               11,144,625
                                                                            -------------
-----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $82,760,728)                                                  83,575,781
-----------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.0%

Associates Manufactured Housing Pass Through 97-2,
A6 7.075%, 3/15/28................................      AAA         1,500       1,514,766

Capita Equipment Receivables Trust 97-1, B 6.45%,
8/15/02...........................................      A+          3,500       3,509,380

Discover Card Master Trust I 98-6, A 5.85%,
1/17/06...........................................      AAA         1,250       1,249,887

Fleetwood Credit Corp. Grantor Trust 96-B, A
6.90%, 3/15/12....................................      AAA         1,227       1,236,480

Ford Credit Auto Owner Trust 98-C, B 6.06%,
2/15/03...........................................      A           4,000       3,986,760

Green Tree Financial Corp. 96-2, M1 7.60%,
4/15/27...........................................      AA-         3,325       3,456,090

Premier Auto Trust 98-3, B 6.14%, 9/8/04..........      A+          2,500       2,531,421

                       See Notes to Financial Statements                       7

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
Triangle Funding Ltd. 98-2A, 3 144A 6.85%,
10/15/04(b)(d)....................................      BBB      $  6,000   $   5,973,750

Wachovia Credit Card Master Trust 99-1, A 5.081%,
8/15/06(d)........................................      AAA         2,500       2,499,219
-----------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $25,858,591)                                                  25,957,753
-----------------------------------------------------------------------------------------

CORPORATE BONDS--7.5%

BANKS (MAJOR REGIONAL)--0.4%
U.S. Bank of Minnesota N.A. 6.30%, 7/15/08........      A           1,500       1,485,000

Wachovia Corp. 5.625%, 12/15/08...................      A+          2,500       2,365,625
                                                                            -------------
                                                                                3,850,625
                                                                            -------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.7%
CSC Holdings, Inc. 7.625%, 7/15/18................      BB+         3,000       3,018,750
Turner Broadcasting System, Inc. 8.375%, 7/1/13...      BBB         3,000       3,431,250
                                                                            -------------
                                                                                6,450,000
                                                                            -------------

COMMUNICATIONS EQUIPMENT--0.3%
Metromedia Fiber Network, Inc. 144A 10%,
11/15/08(b).......................................      B           2,000       2,170,000

COMPUTERS (SOFTWARE & SERVICES)--0.3%
Computer Associates International, Inc. Series B
6.375%, 4/15/05...................................      A-          2,350       2,282,437

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.7%
Harrahs Operating Co., Inc. 7.875%, 12/15/05......      BB+         3,000       3,037,500

Station Casinos, Inc. 8.875%, 12/1/08.............      B+          2,630       2,728,625
                                                                            -------------
                                                                                5,766,125
                                                                            -------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.6%
Tenet Healthcare Corp. 8%, 1/15/05................      BB+         5,000       4,975,000

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.4%
Boston Scientific Corp. 6.625%, 3/15/05...........      BBB         3,925       3,831,781

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
LEISURE TIME (PRODUCTS)--0.3%
Bally Total Fitness Holding Corp. Series B 9.875%,
10/15/07..........................................      B-       $  2,500   $   2,565,625

MANUFACTURING (DIVERSIFIED)--0.6%
Tyco International Group SA 6.375%, 6/15/05.......      A-          4,800       4,830,000

METALS MINING--0.3%
Level 3 Communications, Inc. 9.125%, 5/1/08.......      B           2,565       2,622,712

PAPER & FOREST PRODUCTS--0.6%
Buckeye Technologies, Inc. 8.50%, 12/15/05........      BB-         5,000       5,156,250

PERSONAL CARE--0.3%
Revlon Consumer Products Corp. 9%, 11/1/06........      B           2,700       2,760,750

PUBLISHING--0.1%
Charter Communications Holdings LLC 144A 8.625%,
4/1/09(b).........................................      B+            900         924,750

REITS--0.3%
Meditrust Corp. 7.375%, 7/15/00...................      BB          3,000       2,928,319

SERVICES (RENTALS)--0.3%
Budget Group, Inc. 144A 9.125%, 4/1/06(b).........      BB-         2,500       2,493,750

TELEPHONE--0.3%
Century Telephone Enterprises, Inc. Series F
6.30%, 1/15/08....................................      BBB+        2,500       2,468,750

TEXTILES (APPAREL)--0.3%
Collins & Aikman Corp. 11.50%, 4/15/06............      B           2,500       2,681,250

TRUCKS & PARTS--0.1%
Cummins Engine Co., Inc. 6.45%, 3/1/05............      BBB+        1,250       1,220,313

WASTE MANAGEMENT--0.6%
Allied Waste North America, Inc. Series B 7.875%,
1/1/09............................................      BB          5,425       5,330,063
-----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $65,228,364)                                                  65,308,500
-----------------------------------------------------------------------------------------

8                      See Notes to Financial Statements

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--14.9%

CS First Boston Mortgage Securities Corp. 97-C2,
A3 6.55%, 11/17/07................................      AAA      $ 10,000   $  10,012,500

CS First Boston Mortgage Securities Corp. 97-C2, B
6.72%, 11/17/07...................................      Aa(c)      11,000      11,020,625

CS First Boston Mortgage Securities Corp. 97-SPCE,
D 144A 7.332%, 4/20/08(b).........................      BBB(c)      7,539       7,369,372

DLJ Commercial Mortgage Corp. 99-CG1, A1B 6.46%,
1/10/09...........................................      Aaa(c)      2,000       2,005,000

DLJ Mortgage Acceptance Corp. 96-CF1, A1B 144A
7.58%, 2/12/06 (b)................................      AAA         4,400       4,574,625

DLJ Mortgage Acceptance Corp. 97-CF2, B2 144A
7.14%, 11/15/08(b)................................      BBB-        5,000       4,596,875

First Union Commercial Mortgage Trust 99-C1, A2
6.07%, 10/15/08...................................      AAA         1,800       1,752,750

First Union-Lehman Brothers Commercial Mortgage
97-C1, B 7.43%, 4/18/07...........................      Aa(c)       2,500       2,633,076

G.E. Capital Mortgage Services, Inc. 94-9, M
6.50%, 2/25/24....................................      AA         11,056      10,853,713
G.E. Capital Mortgage Services, Inc. 96-4, A5 7%,
3/25/26...........................................      AAA         8,701       8,831,939

G.E. Capital Mortgage Services, Inc. 96-8, 1M
7.25%, 5/25/26....................................      AA            484         493,559

GMAC Commercial Mortgage Securities, Inc. 97-C2, B
6.703%, 12/15/07..................................      Aa(c)       7,000       6,979,070
Lehman Brothers Commercial Conduit Mortgage Trust
98-C1, A3 6.48%, 1/18/08..........................      Aaa(c)      5,000       5,043,750

Lehman Brothers Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08........................      AAA         5,000       4,945,286

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
Lehman Large Loan 97-LLI, B 6.95%, 3/12/07........      AA       $  4,340   $   4,457,716

Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05..........................................      AA          1,500       1,579,219

Norwest Asset Securities Corp. 99-13, B1 6.75%,
4/25/29...........................................      AA(c)       9,202       9,046,716

Prudential Home Mortgage Securities 94-15, M
6.80%, 5/25/24....................................      Aaa(c)      8,234       8,186,378

Residential Asset Securitization Trust 96-A8, A1
8%, 12/25/26......................................      AAA           136         135,505

Residential Funding Mortgage Securities I 96-S1,
A11 7.10%, 1/25/26................................      AAA         2,800       2,843,750

Residential Funding Mortgage Securities I 96-S4,
M1 7.25%, 2/25/26.................................      AA          3,852       3,867,717

Residential Funding Mortgage Securities I 98-S13,
M1 6.75%, 6/25/28.................................      AA(c)       4,766       4,718,700

Securitized Asset Sales, Inc. 93-J, 2B 6.808%,
11/28/23..........................................      AA(c)       9,731       9,629,338

Structured Asset Securities Corp. 95-C4, B 7%,
6/25/26...........................................      AA          5,198       5,208,721
-----------------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $130,347,812)                                                130,785,900
-----------------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--9.5%

ARGENTINA--1.0%
Republic of Argentina Bearer FRB 5.938%,
3/31/05(d)........................................      BB          4,152       3,695,680

Republic of Argentina 12.125%, 2/25/19............      BB          4,963       5,180,131
                                                                            -------------
                                                                                8,875,811
                                                                            -------------

BULGARIA--0.8%
Republic of Bulgaria IAB Series PDI Euro 5.875%,
7/28/11(d)........................................      B(c)        5,000       3,390,625

                       See Notes to Financial Statements                       9

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
BULGARIA--CONTINUED
Republic of Bulgaria FLIRB Series A Bearer 2.50%,
7/28/12(d)........................................      B(c)     $  6,105   $   3,720,234
                                                                            -------------
                                                                                7,110,859
                                                                            -------------

COLOMBIA--0.9%
Republic of Colombia 7.625%, 2/15/07..............      BBB-        9,000       7,875,000

COSTA RICA--0.5%
Republic of Costa Rica 144A 9.335%,
5/15/09(b)(f).....................................      BB          4,685       4,641,336

CROATIA--0.7%
Croatia Series B 5.813%, 7/31/06(d)...............      BBB-        3,540       2,903,161
Croatia Series A 5.813%, 7/31/10(d)...............      BBB-        4,300       3,364,750
                                                                            -------------
                                                                                6,267,911
                                                                            -------------

KOREA--0.8%
Republic of Korea 8.875%, 4/15/08.................      BBB-        6,420       6,993,788

MEXICO--1.5%
United Mexican States Global Bond 11.50%,
5/15/26...........................................      BB         11,000      13,076,250

PANAMA--1.4%
Republic of Panama 8.875%, 9/30/27................      BB+        11,315      10,740,764
Republic of Panama 9.375%, 4/1/29.................      BB+         1,350       1,391,175
                                                                            -------------
                                                                               12,131,939
                                                                            -------------
PHILIPPINES--0.8%
Republic of Philippines 8.875%, 4/15/08...........      BB+         3,900       3,987,750
Republic of Philippines 9.875% 1/15/19............      BB+         2,750       2,853,125
                                                                            -------------
                                                                                6,840,875
                                                                            -------------

POLAND--1.1%
Poland Bearer PDI 5%, 10/27/14(d).................      BBB-        4,225       3,916,047
Poland Registered PDI 5%, 10/27/14(d).............      BBB-        6,100       5,653,938
                                                                            -------------
                                                                                9,569,985
                                                                            -------------
-----------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $82,403,767)                                                  83,383,754
-----------------------------------------------------------------------------------------

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
FOREIGN CORPORATE BONDS--1.5%

ARGENTINA--0.4%
Compania de Radiocomunicaciones Moviles SA 144A
9.25%, 5/8/08(b)..................................      BBB-     $  1,500   $   1,447,500
Compania de Radiocomunicaciones Moviles SA 9.25%,
5/8/08............................................      BBB-        1,300       1,254,500
Telefonica de Argentina 144A 9.125%, 5/7/08(b)....      BBB-          725         701,438
                                                                            -------------
                                                                                3,403,438
                                                                            -------------

CHILE--0.3%
Compania Sud Americana de Vapores SA 7.375%,
12/8/03...........................................      BBB           610         579,500
Petropower I Funding Trust 144A 7.36%,
2/15/14(b)........................................      BBB         2,349       2,184,439
                                                                            -------------
                                                                                2,763,939
                                                                            -------------

JAPAN--0.5%
SB Treasury Co. LLC Series A 144A 9.40%,
12/29/49(b).......................................      BB+         4,880       4,894,986

POLAND--0.3%
TPSA Finance BV 144A 7.75%, 12/10/08(b)...........      BBB-        2,410       2,434,100
-----------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $13,775,867)                                                  13,496,463
-----------------------------------------------------------------------------------------

CONVERTIBLE BONDS--9.0%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
Clear Channel Communications, Inc. Cv. 2.625%,
4/1/03............................................      BBB-        2,100       2,656,500

COMPUTERS (HARDWARE)--0.7%
Hewlett-Packard Co. Cv. 0%, 10/14/17..............      AA         11,000       6,407,500

ELECTRONICS (SEMICONDUCTORS)--0.2%
National Semiconductor Cv. 144A 6.50%,
10/1/02(b)........................................      Ba(c)       1,950       1,657,500

INSURANCE (PROPERTY-CASUALTY)--0.9%
Berkshire Hathaway, Inc. Cv. 1%, 12/2/01..........      Aaa(c)      3,475       7,627,625

10                     See Notes to Financial Statements

Phoenix Income and Growth Fund

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
LODGING-HOTELS--0.5%
Hilton Hotels Corp. Cv. 5%, 5/15/06...............      BBB-     $  4,500   $   4,365,000

MANUFACTURING (DIVERSIFIED)--0.5%
Thermo Electron Corp. Cv. 144A 4.25%, 1/1/03(b)...      A-          5,200       4,582,500

OIL & GAS (DRILLING & EQUIPMENT)--1.2%
Baker Hughes, Inc. Cv. 0%, 5/5/08.................      A           2,100       1,554,000
Diamond Offshore Drilling, Inc. Cv. 3.75%,
2/15/07...........................................      A-          4,950       5,321,250
Nabors Industries, Inc. Cv. 5%, 5/15/06...........      BBB         3,005       3,542,144
                                                                            -------------
                                                                               10,417,394
                                                                            -------------

PUBLISHING (NEWSPAPERS)--0.2%
Times Mirror Co. Cv. 144A 0%, 4/15/17(b)..........      A           3,500       1,649,375

RETAIL (BUILDING SUPPLIES)--0.4%
Home Depot, Inc. (The) Cv. 3.25%, 10/1/01.........      A+          1,250       3,154,687

RETAIL (DRUG STORES)--0.6%
Rite Aid Corp. Cv. 144A 5.25%, 9/15/02(b).........      BBB         5,175       5,226,750

RETAIL (SPECIALTY)--0.8%
Office Depot, Inc. Cv. 0%, 11/1/08................      BBB-        3,350       2,793,062
Pep Boys - Manny, Moe & Jack (The) Cv. 0%,
9/20/11...........................................      BB+         7,775       4,091,594
                                                                            -------------
                                                                                6,884,656
                                                                            -------------

SERVICES (ADVERTISING/MARKETING)--1.0%
Interpublic Group (The) Cv. 144A 1.80%,
9/16/04(b)........................................      NR          2,500       2,812,500
Omnicom Group, Inc. Cv. 144A 2.25%, 1/6/13(b).....      A-          4,000       6,375,000
                                                                            -------------
                                                                                9,187,500
                                                                            -------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
United States Cellular Corp. Cv. 0%, 6/15/15......      BBB-        6,000       2,902,500

TELEPHONE--0.4%
Bell Atlantic Financial Services Cv. 144A 4.25%,
9/15/05(b)........................................      A+          3,250       3,566,875

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                    (Unaudited)   (000)         VALUE
                                                    -----------  --------   -------------
WASTE MANAGEMENT--1.0%
Waste Management, Inc. Cv. 4%, 2/1/02.............      BBB      $  2,650   $   3,620,563
Waste Management, Inc. Cv. 2%, 1/24/05............      BBB         4,710       5,275,200
                                                                            -------------
                                                                                8,895,763
                                                                            -------------
-----------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $72,582,086)                                                  79,182,125
-----------------------------------------------------------------------------------------

FOREIGN CONVERTIBLE BONDS--1.0%

SWITZERLAND--1.0%
Novartis AG Cv. 144A 2%, 10/6/02(b)...............      Aaa(c)      1,330       1,895,250
Novartis AG Cv. 2%, 10/6/02.......................      Aaa(c)      1,500       2,137,500
Roche Holdings, Inc. Cv. 144A 0%, 5/6/12(b).......      NR          7,800       4,241,250
-----------------------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $7,542,531)                                                    8,274,000
-----------------------------------------------------------------------------------------

                                                                  SHARES
                                                                ---------
COMMON STOCKS--35.1%

AEROSPACE/DEFENSE--0.2%
Cordant Technologies, Inc.........................                 4,300         198,337
General Dynamics Corp.............................                20,000       1,405,000
                                                                           -------------
                                                                               1,603,337
                                                                           -------------

AGRICULTURAL PRODUCTS--0.0%
Fresh Del Monte Produce, Inc.(e)..................                 8,800         138,600

AIRLINES--0.0%
COMAIR Holdings, Inc..............................                 6,900         152,231

AUTOMOBILES--1.1%
Ford Motor Co.....................................               140,200       8,964,037
General Motors Corp...............................                 9,300         827,119
                                                                           -------------
                                                                               9,791,156
                                                                           -------------

BANKS (MAJOR REGIONAL)--1.5%
Bank One Corp.....................................               117,200       6,914,800
First Union Corp..................................                22,500       1,245,937
Fleet Financial Group, Inc........................                19,600         844,025
Mellon Bank Corp..................................                 7,400         549,912
Wells Fargo Co....................................                78,000       3,368,625
                                                                           -------------
                                                                              12,923,299
                                                                           -------------

                       See Notes to Financial Statements                      11

Phoenix Income and Growth Fund

                                                                 SHARES
                                                                --------

BANKS (MONEY CENTER)--1.3%
Bank of America Corp..............................                31,100   $   2,239,200
Chase Manhattan Corp. (The).......................               107,400       8,887,350
                                                                           -------------
                                                                              11,126,550
                                                                           -------------

BANKS (REGIONAL)--0.3%
City National Corp................................                23,300         899,962
UnionBanCal Corp..................................                55,500       1,893,937
                                                                           -------------
                                                                               2,793,899
                                                                           -------------

BEVERAGES (ALCOHOLIC)--0.2%
Anheuser-Busch Companies, Inc.....................                29,700       2,171,813

BIOTECHNOLOGY--0.2%
Amgen, Inc.(e)....................................                29,600       1,818,550

BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
Chris-Craft Industries, Inc.(e)...................                11,124         522,828

BUILDING MATERIALS--0.0%
Owens Corning.....................................                 5,300         188,812

CHEMICALS (DIVERSIFIED)--0.2%
Goodrich (B.F.) Co. (The).........................                38,600       1,534,350

COMMUNICATIONS EQUIPMENT--1.1%
Comverse Technology, Inc.(e)......................                11,400         731,025
Lucent Technologies, Inc..........................               124,000       7,455,500
QUALCOMM, Inc.(e).................................                 1,700         340,000
Tellabs, Inc.(e)..................................                 7,000         766,937
                                                                           -------------
                                                                               9,293,462
                                                                           -------------

COMPUTERS (HARDWARE)--2.1%
Apple Computer, Inc.(e)...........................                29,800       1,370,800
Compaq Computer Corp..............................                77,400       1,726,987
Dell Computer Corp.(e)............................                60,600       2,495,962
Electronics for Imaging, Inc.(e)..................                 2,500         118,281
Gateway 2000, Inc.(e).............................                10,700         708,206
Hewlett-Packard Co................................                41,300       3,257,537
International Business Machines Corp..............                35,100       7,342,481
NCR Corp.(e)......................................                12,800         524,800
Sun Microsystems, Inc.(e).........................                16,800       1,004,850
                                                                           -------------
                                                                              18,549,904
                                                                           -------------

COMPUTERS (NETWORKING)--0.5%
3Com Corp.(e).....................................                12,900         337,012

                                                                 SHARES         VALUE
                                                                --------   -------------
COMPUTERS (NETWORKING)--CONTINUED
Cisco Systems, Inc.(e)............................                34,500   $   3,935,156
                                                                           -------------
                                                                               4,272,168
                                                                           -------------

COMPUTERS (PERIPHERALS)--0.3%
EMC Corp.(e)......................................                23,500       2,560,031
Seagate Technology, Inc.(e).......................                17,400         485,025
                                                                           -------------
                                                                               3,045,056
                                                                           -------------

COMPUTERS (SOFTWARE & SERVICES)--2.6%
America Online, Inc.(e)...........................                26,200       3,740,050
BMC Software, Inc.(e).............................                 3,600         155,025
Computer Associates International, Inc............                26,900       1,148,294
Computer Sciences Corp.(e)........................                 9,200         547,975
Compuware Corp.(e)................................                12,600         307,125
Microsoft Corp.(e)................................               159,600      12,977,475
Oracle Corp.(e)...................................                44,100       1,193,456
Sterling Software, Inc.(e)........................                22,500         465,469
Synopsys, Inc.(e).................................                11,500         541,937
Unisys Corp.(e)...................................                49,600       1,559,300
                                                                           -------------
                                                                              22,636,106
                                                                           -------------

CONSTRUCTION (CEMENT & AGGREGATES)--0.2%
Centex Construction Products, Inc.................                   600          21,225
Lafarge Corp......................................                11,000         371,937
Vulcan Materials Co...............................                25,300       1,208,075
                                                                           -------------
                                                                               1,601,237
                                                                           -------------

CONSUMER FINANCE--0.1%
Countrywide Credit Industries, Inc................                16,900         765,781

DISTRIBUTORS (FOOD & HEALTH)--0.1%
AmeriSource Health Corp. Class A(e)...............                 2,400          66,450
Bergen Brunswig Corp. Class A.....................                 4,500          85,500
McKesson HBOC, Inc................................                13,500         472,500
                                                                           -------------
                                                                                 624,450
                                                                           -------------

ELECTRIC COMPANIES--2.3%
Central & South West Corp.........................                88,600       2,198,387
Consolidated Edison, Inc..........................                45,000       2,044,687
DTE Energy Co.....................................                73,300       2,991,556
Dominion Resources, Inc...........................                28,900       1,188,512
Duke Energy Corp..................................                13,000         728,000
FPL Group, Inc....................................                 8,800         496,100

12                     See Notes to Financial Statements

Phoenix Income and Growth Fund

                                                                SHARES         VALUE
                                                               ---------   -------------
ELECTRIC COMPANIES--CONTINUED
LG&E Energy Corp..................................                69,400   $   1,513,787
Minnesota Power, Inc..............................               112,000       2,359,000
Texas Utilities Co................................                27,500       1,093,125
UtiliCorp United, Inc.............................               217,400       5,312,712
                                                                           -------------
                                                                              19,925,866
                                                                           -------------
ELECTRICAL EQUIPMENT--0.8%
General Electric Co...............................                53,300       5,623,150
Rockwell International Corp.......................                30,000       1,548,750
                                                                           -------------
                                                                               7,171,900
                                                                           -------------

ELECTRONICS (INSTRUMENTATION)--0.1%
EG&G, Inc.........................................                23,100         721,875

ELECTRONICS (SEMICONDUCTORS)--1.1%
Intel Corp........................................               151,400       9,263,787
Texas Instruments, Inc............................                 1,400         142,975
Vitesse Semiconductor Corp.(e)....................                 9,300         430,706
                                                                           -------------
                                                                               9,837,468
                                                                           -------------

ENGINEERING & CONSTRUCTION--0.0%
McDermott International, Inc......................                 7,800         226,200

ENTERTAINMENT--0.3%
Time Warner, Inc..................................                18,800       1,316,000
Viacom, Inc. Class B(e)...........................                25,400       1,038,225
                                                                           -------------
                                                                               2,354,225
                                                                           -------------

FINANCIAL (DIVERSIFIED)--2.1%
Citigroup, Inc....................................                59,100       4,447,275
Doral Financial Corp..............................                30,300         534,037
Fannie Mae........................................               104,100       7,384,594
Morgan Stanley Dean Witter & Co...................                57,800       5,733,038
                                                                           -------------
                                                                              18,098,944
                                                                           -------------

FOODS--0.7%
Earthgrains Co. (The).............................                31,100         658,931
General Mills, Inc................................                15,100       1,104,188
Quaker Oats Co. (The).............................                61,900       3,996,419
                                                                           -------------
                                                                               5,759,538
                                                                           -------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.0%
International Game Technology.....................                10,500         186,375

                                                                 SHARES         VALUE
                                                                --------   -------------
GOLD & PRECIOUS METALS MINING--0.0%
Placer Dome, Inc..................................                27,500   $     388,438

HEALTH CARE (DIVERSIFIED)--0.7%
Allergan, Inc.....................................                 7,700         692,038
Bristol-Myers Squibb Co...........................                21,200       1,347,525
Warner-Lambert Co.................................                59,000       4,008,313
                                                                           -------------
                                                                               6,047,876
                                                                           -------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.1%
Genentech, Inc.(e)................................                24,700       2,090,238
Lilly (Eli) & Co..................................                36,700       2,702,038
Medicis Pharmaceutical Corp. Class A(e)...........                 5,300         128,856
Merck & Co., Inc..................................                68,600       4,819,150
Pfizer, Inc.......................................                40,700       4,683,044
Pharmacia & Upjohn, Inc...........................                25,300       1,416,800
Roberts Pharmaceutical Corp.(e)...................                15,100         256,700
Schering-Plough Corp..............................                55,800       2,695,838
                                                                           -------------
                                                                              18,792,664
                                                                           -------------

HEALTH CARE (GENERIC AND OTHER)--0.0%
Barr Laboratories, Inc.(e)........................                 2,400          72,150
Mylan Laboratories, Inc...........................                11,000         249,563
                                                                           -------------
                                                                                 321,713
                                                                           -------------

HEALTH CARE (MANAGED CARE)--0.3%
Aetna, Inc........................................                 4,000         350,750
Humana, Inc.(e)...................................                 9,400         128,075
PacifiCare Health Systems, Inc. Class B(e)........                17,000       1,356,281
Trigon Healthcare, Inc.(e)........................                11,300         358,775
Wellpoint Health Networks, Inc.(e)................                10,400         730,600
                                                                           -------------
                                                                               2,924,481
                                                                           -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.1%
Baxter International, Inc.........................                12,000         756,000

HEALTH CARE (SPECIALIZED SERVICES)--0.0%
Omnicare, Inc.....................................                15,200         365,750

HOMEBUILDING--0.1%
Centex Corp.......................................                 9,900         361,969
Fleetwood Enterprises, Inc........................                11,700         288,844
Kaufman and Broad Home Corp.......................                 2,900          70,506
Lennar Corp.......................................                10,700         258,806

                       See Notes to Financial Statements                      13

Phoenix Income and Growth Fund

                                                                 SHARES         VALUE
                                                                --------   -------------
HOMEBUILDING--CONTINUED
Pulte Corp........................................                 4,100   $      92,763
                                                                           -------------
                                                                               1,072,888
                                                                           -------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.1%
Maytag Corp.......................................                 2,000         136,750
Whirlpool Corp....................................                11,400         756,675
                                                                           -------------
                                                                                 893,425
                                                                           -------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--0.1%
Church & Dwight Co., Inc..........................                15,300         655,031

HOUSEWARES--0.2%
Tupperware Corp...................................                66,700       1,579,956

INSURANCE (LIFE/HEALTH)--0.4%
Lincoln National Corp.............................                40,300       3,871,319

INSURANCE (MULTI-LINE)--0.2%
American International Group, Inc.................                 1,300         152,669
CIGNA Corp........................................                 5,000         435,938
Hartford Financial Services Group, Inc. (The).....                 5,000         294,688
Loews Corp........................................                 6,100         446,444
                                                                           -------------
                                                                               1,329,739
                                                                           -------------
INSURANCE (PROPERTY-CASUALTY)--0.4%
Allstate Corp. (The)..............................                95,800       3,484,725
HCC Insurance Holdings, Inc.......................                 3,200          67,600
                                                                           -------------
                                                                               3,552,325
                                                                           -------------

INSURANCE BROKERS--0.6%
Gallagher (Arthur J.) & Co........................                32,900       1,562,750
Marsh & McLennan Companies, Inc...................                53,100       4,065,469
                                                                           -------------
                                                                               5,628,219
                                                                           -------------

INVESTMENT BANKING/BROKERAGE--0.3%
Lehman Brothers Holdings, Inc.....................                 5,000         277,813
Merrill Lynch & Co., Inc..........................                30,600       2,568,488
                                                                           -------------
                                                                               2,846,301
                                                                           -------------

INVESTMENT MANAGEMENT--0.2%
Equitable Companies, Inc. (The)...................                29,300       1,972,256

IRON & STEEL--0.0%
USX-U. S. Steel Group, Inc........................                 6,600         199,650

                                                                 SHARES         VALUE
                                                                --------   -------------
LEISURE TIME (PRODUCTS)--0.1%
Brunswick Corp....................................                 3,400   $      81,600
Polaris Industries, Inc...........................                10,800         407,025
                                                                           -------------
                                                                                 488,625
                                                                           -------------

MACHINERY (DIVERSIFIED)--0.4%
Ingersoll-Rand Co.................................                37,600       2,601,450
Tecumseh Products Co. Class A.....................                 7,800         476,775
                                                                           -------------
                                                                               3,078,225
                                                                           -------------

MANUFACTURING (DIVERSIFIED)--1.5%
Crane Co..........................................                17,700         512,194
National Service Industries, Inc..................                 3,800         147,963
Pentair, Inc......................................                10,200         479,400
Premark International, Inc........................                54,900       2,021,006
Tredegar Industries, Inc..........................                37,500       1,000,781
Tyco International Ltd............................                39,200       3,185,000
United Technologies Corp..........................                37,600       5,447,300
                                                                           -------------
                                                                              12,793,644
                                                                           -------------

MANUFACTURING (SPECIALIZED)--0.1%
Briggs & Stratton Corp............................                 1,700         112,094
Teleflex, Inc.....................................                 5,700         248,306
YORK International Corp...........................                13,300         548,625
                                                                           -------------
                                                                                 909,025
                                                                           -------------

NATURAL GAS--0.3%
MDU Resources Group, Inc..........................                15,500         330,344
Sempra Energy.....................................                84,900       1,761,675
Southwest Gas Corp................................                28,400         811,175
                                                                           -------------
                                                                               2,903,194
                                                                           -------------

OIL & GAS (DRILLING & EQUIPMENT)--0.1%
Halliburton Co....................................                 2,200          93,775
Tidewater, Inc....................................                 4,400         116,600
Transocean Offshore, Inc..........................                 7,500         222,656
                                                                           -------------
                                                                                 433,031
                                                                           -------------

OIL & GAS (REFINING & MARKETING)--0.1%
El Paso Energy Corp...............................                 6,200         227,850
Ultramar Diamond Shamrock Corp....................                30,600         705,713
                                                                           -------------
                                                                                 933,563
                                                                           -------------

14                     See Notes to Financial Statements

                                                                 SHARES         VALUE
                                                                --------   -------------
OIL (INTERNATIONAL INTEGRATED)--0.2%
Exxon Corp........................................                20,800   $   1,727,700

PAPER & FOREST PRODUCTS--0.0%
Louisiana-Pacific Corp............................                 2,000          41,625

PHOTOGRAPHY/IMAGING--0.3%
Eastman Kodak Co..................................                37,300       2,783,513

RAILROADS--0.1%
Union Pacific Corp................................                 7,600         456,000

RETAIL (BUILDING SUPPLIES)--0.4%
Home Depot, Inc. (The)............................                41,500       2,487,406
Lowe's Companies, Inc.............................                25,500       1,345,125
                                                                           -------------
                                                                               3,832,531
                                                                           -------------

RETAIL (COMPUTERS & ELECTRONICS)--0.1%
Best Buy Co., Inc.(e).............................                 9,800         467,950

RETAIL (DISCOUNTERS)--0.1%
Ross Stores, Inc..................................                15,000         689,063

RETAIL (FOOD CHAINS)--0.1%
Federated Department Stores, Inc.(e)..............                15,400         718,988

RETAIL (GENERAL MERCHANDISE)--1.1%
Dayton Hudson Corp................................                26,000       1,750,125
Kmart Corp.(e)....................................                30,200         449,225
Wal-Mart Stores, Inc..............................               164,000       7,544,000
                                                                           -------------
                                                                               9,743,350
                                                                           -------------

RETAIL (SPECIALTY)--0.1%
Office Depot, Inc.(e).............................                 8,300         182,600
Zale Corp.(e).....................................                11,200         423,500
                                                                           -------------
                                                                                 606,100
                                                                           -------------

RETAIL (SPECIALTY-APPAREL)--0.1%
Gap, Inc. (The)...................................                 8,100         539,156
TJX Companies, Inc. (The).........................                23,000         766,188
                                                                           -------------
                                                                               1,305,344
                                                                           -------------

SERVICES (ADVERTISING/MARKETING)--0.3%
Omnicom Group, Inc................................                38,700       2,805,750
Snyder Communications, Inc.(e)....................                 4,200         123,375
                                                                           -------------
                                                                               2,929,125
                                                                           -------------
                                                                 SHARES         VALUE
                                                                --------   -------------
SERVICES (COMMERCIAL & CONSUMER)--0.4%
Cendant Corp.(e)..................................                20,900   $     376,200
Hertz Corp. (The) Class A.........................                 7,100         423,781
Metzler Group, Inc. (The)(e)......................                 2,500          69,688
Ogden Corp........................................                22,500         580,781
Viad Corp.........................................                54,500       1,801,906
                                                                           -------------
                                                                               3,252,356
                                                                           -------------

SERVICES (DATA PROCESSING)--0.0%
Concord EFS, Inc.(e)..............................                 1,500          50,063
NOVA Corp.(e).....................................                 2,700          70,200
                                                                           -------------
                                                                                 120,263
                                                                           -------------

SERVICES (EMPLOYMENT)--0.0%
Interim Services, Inc.(e).........................                 4,300          74,713

SPECIALTY PRINTING--0.3%
Deluxe Corp.......................................                81,300       2,815,013

TELECOMMUNICATIONS (LONG DISTANCE)--1.0%
AT&T Corp.........................................               157,050       7,931,025
MCI WorldCom, Inc.(e).............................                 6,400         526,000
                                                                           -------------
                                                                               8,457,025
                                                                           -------------

TELEPHONE--1.9%
Ameritech Corp....................................                32,400       2,217,375
Bell Atlantic Corp................................                 6,000         345,750
BellSouth Corp....................................               152,400       6,819,900
GTE Corp..........................................                34,400       2,302,650
SBC Communications, Inc...........................                50,800       2,844,800
U S WEST, Inc.....................................                44,700       2,338,369
                                                                           -------------
                                                                              16,868,844
                                                                           -------------

TEXTILES (APPAREL)--0.2%
Jones Apparel Group, Inc.(e)......................                 7,200         237,600
Tommy Hilfiger Corp.(e)...........................                 3,100         216,613
V. F. Corp........................................                27,000       1,390,500
                                                                           -------------
                                                                               1,844,713
                                                                           -------------

TOBACCO--0.5%
Philip Morris Companies, Inc......................               119,800       4,200,488


                       See Notes to Financial Statements                      15

                                                                 SHARES         VALUE
                                                                --------   -------------
TRUCKS & PARTS--0.0%
PACCAR, Inc.......................................                 6,100   $     341,600
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $232,492,839)                                               307,849,622
----------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.5%
COMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Corp. (Canada)....................                23,200       1,581,950

OIL (DOMESTIC INTEGRATED)--0.3%
Royal Dutch Petroleum Co. NY Registered Shares
(Netherlands).....................................                46,700       2,740,706
----------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,605,871)                                                   4,322,656
----------------------------------------------------------------------------------------
WARRANTS--0.0%
Republic of Argentina Warrants(e).................                 3,713          12,160
----------------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                              12,160
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $792,111,403)                                                878,141,220(a)
Cash and receivables, less liabilities--(0.2%)                                 (2,082,300)
                                                                           --------------
NET ASSETS--100.0%                                                         $  876,058,920
                                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $102,574,014 and gross depreciation of $16,599,448 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $792,166,654.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to a value of $76,413,921 or 8.7% of net assets.

(c)  As rated by Moody's, Fitch or Duff & Phelps.

(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(e)  Non-income producing.

(f)  When issued.

(g)  All or a portion segregated as collateral.

16                      See Notes to Financial Statements

Phoenix Income and Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value (Identified cost
  $792,111,403)                                               $878,141,220
Receivables
  Dividends and interest                                         7,136,809
  Investment securities sold                                     5,519,961
  Fund shares sold                                                 156,703
Prepaid expenses                                                    21,006
                                                              ------------
    Total assets                                               890,975,699
                                                              ------------
LIABILITIES
Payables
  Custodian                                                      2,243,494
  Investment securities purchased                                9,234,375
  Fund shares repurchased                                        1,564,555
  Distribution fee                                                 856,748
  Investment advisory fee                                          509,182
  Transfer agent fee                                               234,796
  Financial agent fee                                               30,307
  Trustees' fee                                                      4,514
Accrued expenses                                                   238,808
                                                              ------------
    Total liabilities                                           14,916,779
                                                              ------------
NET ASSETS                                                    $876,058,920
                                                              ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $792,487,957
Undistributed net investment income                                734,403
Accumulated net realized loss                                   (3,193,257)
Net unrealized appreciation                                     86,029,817
                                                              ------------
NET ASSETS                                                    $876,058,920
                                                              ============

CLASS A
Shares of beneficial interest outstanding, $0.0001 par
  value, unlimited authorization (Net Assets $565,275,700)      58,384,411
Net asset value per share                                            $9.68
Offering price per share $9.68/(1-4.75%)                            $10.16
CLASS B
Shares of beneficial interest outstanding, $0.0001 par
  value, unlimited authorization (Net Assets $310,783,220)      32,075,889
Net asset value and offering price per share                         $9.69

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Interest                                                      $34,807,538
Dividends                                                       5,904,477
Foreign taxes withheld                                             (3,299)
                                                              -----------
    Total investment income                                    40,708,716
                                                              -----------
EXPENSES
Investment advisory fee                                         5,907,808
Distribution fee, Class A                                       1,285,251
Distribution fee, Class B                                       3,298,720
Financial agent fee                                               368,649
Transfer agent                                                  1,125,098
Printing                                                          139,272
Registration                                                       82,199
Custodian                                                          71,519
Professional                                                       39,613
Trustees                                                           11,957
Miscellaneous                                                      28,411
                                                              -----------
    Total expenses                                             12,358,497
    Custodian fees paid indirectly                                 (7,467)
                                                              -----------
    Net expenses                                               12,351,030
                                                              -----------
NET INVESTMENT INCOME                                          28,357,686
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 7,074,081
                                                              -----------
Net change in unrealized appreciation (depreciation) on
  investments                                                  21,127,797
Less unrealized depreciation in connection with Phoenix
  Convertible Fund merger                                      (5,042,696)
                                                              -----------
    Net change in unrealized appreciation (depreciation)       26,170,493
                                                              -----------
NET GAIN ON INVESTMENTS                                        33,244,574
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $61,602,260
                                                              ===========

                       See Notes to Financial Statements                      17

Phoenix Income and Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended      Year Ended
                                                       4/30/99         4/30/98
                                                    -------------   -------------
FROM OPERATIONS
  Net investment income (loss)                      $  28,357,686   $  27,467,229
  Net realized gain (loss)                              7,074,081     131,616,037
  Net change in unrealized appreciation
    (depreciation)                                     26,170,493       4,573,207
                                                    -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     61,602,260     163,656,473
                                                    -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                      (19,397,606)    (17,182,669)
  Net investment income, Class B                      (10,518,250)    (10,988,112)
  Net realized gains, Class A                         (43,303,686)    (54,265,543)
  Net realized gains, Class B                         (24,388,234)    (43,432,965)
  In excess of net realized gains, Class A             (1,947,627)             --
  In excess of net realized gains, Class B             (1,096,886)             --
                                                    -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                     (100,652,289)   (125,869,289)
                                                    -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (4,894,329 and
    2,818,975 shares, respectively)                    49,000,837      29,110,549
  Net asset value of shares issued from
    Convertible Fund merger (16,132,079 shares)       156,615,165              --
  Net asset value of shares issued from
    reinvestment of distributions
    (5,607,651 and 6,091,273 shares, respectively)     52,935,795      58,628,750
  Cost of shares repurchased (13,333,886 and
    9,627,226, respectively)                         (131,232,769)    (99,772,724)
                                                    -------------   -------------
Total                                                 127,319,028     (12,033,425)
                                                    -------------   -------------
CLASS B
  Proceeds from sales of shares (1,583,031 and
    2,189,770 shares, respectively)                    15,437,928      22,255,564
  Net asset value of shares issued from
    Convertible Fund merger (740,793 shares)            7,207,950              --
  Net asset value of shares issued from
    reinvestment of distributions
    (3,039,308 and 4,402,084 shares, respectively)     28,805,790      42,377,821
  Cost of shares repurchased (8,694,838 and
    8,764,802, respectively)                          (85,529,726)    (90,886,654)
                                                    -------------   -------------
Total                                                 (34,078,058)    (26,253,269)
                                                    -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                       93,240,970     (38,286,694)
                                                    -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS                54,190,941        (499,510)
NET ASSETS
  Beginning of period                                 821,867,979     822,367,489
                                                    -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF
    $734,403 AND $2,057,869, RESPECTIVELY]          $ 876,058,920   $ 821,867,979
                                                    =============   =============

18                     See Notes to Financial Statements

Phoenix Income and Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,
                                           --------------------------------------------------------------------
                                                 1999           1998           1997          1996          1995
Net asset value, beginning of period        $   10.20      $    9.86      $   10.08     $    8.88     $    9.33
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.36           0.38           0.40          0.44          0.46
  Net realized and unrealized gain
    (loss)                                       0.29           1.63           0.66          1.22          0.03
                                            ---------      ---------      ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS           0.65           2.01           1.06          1.66          0.49
                                            ---------      ---------      ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.38)         (0.39)         (0.40)        (0.42)        (0.45)
  Dividends from net realized gains             (0.76)         (1.28)         (0.88)        (0.04)        (0.33)
  In excess of net realized gains               (0.03)            --             --            --         (0.16)
                                            ---------      ---------      ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                       (1.17)         (1.67)         (1.28)        (0.46)        (0.94)
                                            ---------      ---------      ---------     ---------     ---------
Change in net asset value                       (0.52)          0.34          (0.22)         1.20         (0.45)
                                            ---------      ---------      ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD              $    9.68      $   10.20      $    9.86     $   10.08     $    8.88
                                            =========      =========      =========     =========     =========
Total return(1)                                  6.97%         21.87%         10.93%        19.01%         5.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $ 565,276      $ 459,992      $ 451,439     $ 493,454     $ 490,225
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                       1.17%(2)       1.13%          1.18%         1.18%         1.16%
  Net investment income                          3.64%          3.61%          3.82%         4.39%         5.07%
Portfolio turnover                                 68%           155%           111%          107%           90%

                                                                          CLASS B
                                           ----------------------------------------------------------------------
                                                                    YEAR ENDED APRIL 30,
                                           ----------------------------------------------------------------------
                                                 1999           1998           1997           1996           1995
Net asset value, beginning of period        $   10.22      $    9.87      $   10.09      $    8.88      $    9.32
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.29           0.30           0.31           0.36           0.39
  Net realized and unrealized gain
    (loss)                                       0.29           1.64           0.67           1.23           0.04
                                            ---------      ---------      ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS           0.58           1.94           0.98           1.59           0.43
                                            ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.32)         (0.31)         (0.32)         (0.34)         (0.38)
  Dividends from net realized gains             (0.76)         (1.28)         (0.88)         (0.04)         (0.33)
  In excess of net realized gains               (0.03)            --             --             --          (0.16)
                                            ---------      ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS                       (1.11)         (1.59)         (1.20)         (0.38)         (0.87)
                                            ---------      ---------      ---------      ---------      ---------
Change in net asset value                       (0.53)          0.35          (0.22)          1.21          (0.44)
                                            ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD              $    9.69      $   10.22      $    9.87      $   10.09      $    8.88
                                            =========      =========      =========      =========      =========
Total return(1)                                  6.18%         21.03%         10.05%         18.14%          5.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $ 310,783      $ 361,876      $ 370,929      $ 396,169      $ 386,515
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                       1.92%(2)       1.88%          1.93%          1.93%          1.91%
  Net investment income                          2.92%          2.86%          3.06%          3.64%          4.32%
Portfolio turnover                                 68%           155%           111%           107%            90%

(1)  Maximum sales charge is not reflected in the total return calculation.

(2) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

PHOENIX INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Income and Growth Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G. SECURITY LENDING:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

PHOENIX INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Effective June 1, 1998, National Securities and Research Corporation assigned its investment advisory agreement to Phoenix Investment Counsel, Inc. ("PIC"), both an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). PIC is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1.0 billion and 0.65% for the second $1.0 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $38,121 for Class A shares and deferred sales charges of $414,587 for Class B shares for the year ended April 30, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and reimbursed up to 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1999, $2,875,843 was earned by the Distributor, $1,618,072 was paid to unaffiliated participants and $90,056 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million, to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 1999, transfer agent fees were $1,125,098 of which PEPCO retained $421,918 which is net of fees paid to State Street.

  At April 30, 1999, PHL and affiliates held 159 Class A shares and 22 Class B shares of the Fund with a combined value of $1,754.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended April 30, 1999, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $446,322,867 and $539,094,662, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $114,799,029 and $141,428,881, respectively.

4. MERGER

  On October 23, 1998, the Fund acquired all the net assets of the Phoenix Convertible Fund Series ("Convertible Fund") pursuant to an Agreement and Plan of Reorganization approved by fund shareholders on October 14, 1998. The acquisition was accomplished by a tax-free exchange of 16,132,079 Class A shares of the Fund and 740,793 Class B shares of the Fund (valued at $156,615,165 and $7,207,950, respectively) for 9,661,762 Convertible Fund Class A shares and 446,615 Convertible Fund Class B shares outstanding on October 23, 1998. The Convertible Fund's net assets at that date of $163,823,115, including $5,042,696 of unrealized depreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately after the merger were $908,891,194.

5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

6. CAPITAL LOSS CARRYOVERS

  Under current tax law, currency losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1999, the Fund deferred capital losses in the amount of $3,138,006.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1999, the Fund decreased capital paid in on shares of beneficial interest by $85,960, increased undistributed net investment income by $234,704 and decreased accumulated net realized gains by $148,744.

TAX INFORMATION NOTICE (UNAUDITED)

  The Fund distributed $53,572,834 of long-term capital gain dividends.

  This report is not authorized for distribution to prospective investors in the Phoenix Income and Growth Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                    [LOGO]

To the Trustees and Shareholders of
Phoenix Income and Growth Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Phoenix Income and Growth Fund (the "Fund") at April 30, 1999, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 11, 1999

                         PHOENIX INCOME AND GROWTH FUND

                           PART C--OTHER INFORMATION

Item 23. Exhibits

  a.1 Declaration of Trust of the Registrant, as amended prior to 1994, previously filed, filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  a.2 Amendment to Declaration of Trust of the Registrant, dated May 24, 1994, filed with Post-Effective Amendment No. 10 on August 25, 1994 filed via EDGAR as Exhibit 2 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  b.    By-laws of the Registrant, previously filed and filed via EDGAR as
        Exhibit 2 with Post-Effective Amendment No. 14 on August 21, 1998 and as
        Exhibit 2, incorporated by reference.

  c. Reference is made to Article VI of Registrant's Declaration of Trust, as amended, referred to in Exhibit a.1. and a.2.

  d.1 Management Agreement between Registrant and National Securities & Research Corporation, dated May 14, 1993 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, previously filed, filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

   d.2 Amendment to Management Agreement between Registrant and National Securities & Research Corporation, dated January 1, 1994 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed with Post-Effective Amendment No. 10 on August 25, 1994 filed via EDGAR as
        Exhibit 5.2 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated November 19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  f.    None.

  g. Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  h.1 Transfer Agency and Service Agreement between Registrant and Equity Planning dated June 1, 1994, filed with Post-Effective Amendment No. 10 on August 25, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 13 on August 26, 1997 and herein incorporated by reference.

  h.2 Sub-transfer Agent Agreement between Equity Planning and State Street Bank and Trust Company dated June 1, 1994 filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 14 on August 21, 1998.

  h.3 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  h.4 First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated March 23, 1998 and filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 and filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  i.    Opinion as to legality of the shares filed via EDGAR herewith.*

  j.    Consent of Independent Accountants filed via EDGAR herewith.*

  k.    Not Applicable.

  l.    None.

  m.1 Amended and Restated Distribution Plan for Class A Shares effective August 27, 1997, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  m.2 Amended and Restated Distribution Plan for Class B Shares effective August 27, 1997, filed via EDGAR as Exhibit 15.2 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  n.    Financial Data Schedules.

  o.1. Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective May 1, 1997, filed via EDGAR as Exhibit 19.1 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

  o.2. First Amendment to the Amended and Restated Plan Pursuant to Rule 18f-3, effective August 26, 1998, filed via EDGAR with Post-Effective Amendment No. 16 on June 28, 1999, and incorporated herein by reference.

  p. Powers of attorney, filed via EDGAR with Post-Effective Amendment No. 16 on June 28, 1999, and incorporated herein by reference.

-----------
*Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund

     No person is controlled by, or under common control, with the Fund.

Item 25. Indemnification

     Registrant's indemnification provision is set forth in Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser

     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" of the Statement of Additional Information in which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 29. Principal Underwriter

 (a) Equity Planning also serves as the principal underwriter for the following other registrants:

     Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Goodwin California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Oakhurst Income & Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix Series Fund, Phoenix-Seneca Funds, Phoenix Strategic Allocation Fund. Inc., Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

 (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

Name and                    Position and Offices          Position and Offices
Principal Address           with Distributor              with Registrant
-----------------           ----------------              ---------------
Michael E. Haylon           Director                      Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President        Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer            Director, Senior Vice         Vice President
100 Bright Meadow Blvd.     President, Chief Financial
P.O. Box 2200               Officer and Treasurer
Enfield, CT 06083-2200

Name and                     Position and Offices               Position and Offices
Principal Address            with Distributor                   with Registrant
-----------------            ----------------                   ---------------
John F. Sharry               President, Retail Distribution     Executive Vice President
100 Bright Meadow Blvd.
P.O. Box 2200
Enfield, CT 06083-2200

Leonard J. Saltiel           Managing Director,                 Vice President
56 Prospect Street           Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne             Vice President                     Secretary
101 Munson Street
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss             Vice President and Treasurer,      Treasurer
56 Prospect Street           Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg          Vice President, Counsel            Assistant Secretary
56 Prospect Street           and Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline Porter            Assistant Vice President,          Assistant Treasurer
56 Prospect Street           Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 28. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention:
Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 27th day of August, 1999.


                                        PHOENIX-OAKHURST INCOME & GROWTH FUND


ATTEST: /s/ Nancy J. Engberg             By: /s/ Philip R. McLoughlin
        ---------------------------          -------------------------------
        Nancy J. Engberg                     Philip R. McLoughlin, President
        Assistant Secretary

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 27th day of August, 1999:


           Signature              Title
           ---------              -----
                                  Trustee
----------------------------
       Robert Chesek*

                                  Trustee
----------------------------
      E. Virgil Conway*

 /s/ Nancy G. Curtiss             Treasurer (principal financial
----------------------------      and accounting officer)
      Nancy G. Curtiss
                                  Trustee
----------------------------
    Harry Dalzell-Payne*

                                  Trustee
----------------------------
    Francis E. Jeffries*

                                  Trustee
----------------------------
       Leroy Keith, Jr.*

   /s/ Philip R. McLoughlin       Trustee and President
----------------------------      (principal executive officer)
    Philip R. McLoughlin

                                  Trustee
----------------------------
     Everett L. Morris*

                                  Trustee
----------------------------
       James M. Oates*

                                  Trustee
----------------------------
     Calvin J. Pedersen*

                                  Trustee
----------------------------
     Herbert Roth, Jr.*

                                  Trustee
----------------------------
    Richard E. Segerson*

                                  Trustee
----------------------------
   Lowell P. Weicker, Jr.*

By /s/ Philip R. McLoughlin
   ------------------------
   *Philip R. McLoughlin pursuant to powers of attorney filed previously.

                                      S-1